Fidelity®

Intermediate Bond

Fund

Annual Report

April 30, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond	11.66%	38.40%	98.74%
LB Int Govt/Credit Bond	12.12%	40.39%	102.34%
Short-Intermediate Investment Grade Debt Funds Average	10.09%	34.56%	88.55%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 127 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Bond	11.66%	6.72%	7.11%
LB Int Govt/Credit Bond	12.12%	7.02%	7.30%
Short-Intermediate Investment Grade Debt Funds Average	10.09%	6.11%	6.54%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on April 30, 1991. As the chart shows, by April 30, 2001, the value of the investment would have grown to $19,874 - a 98.74% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,234 - a 102.34% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Performance - continued

Total Return Components

	Years ended April 30,
	2001	2000	1999	1998	1997
Dividend returns	6.90%	6.17%	6.13%	6.69%	6.61%
Capital returns	4.76%	-4.73%	-0.10%	2.01%	-0.59%
Total returns	11.66%	1.44%	6.03%	8.70%	6.02%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.21¢	31.62¢	63.58¢
Annualized dividend rate	6.24%	6.33%	6.41%
30-day annualized yield	5.63%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.16 over the past one month, $10.08 over the past six months and $9.92 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

As most major stock indexes swooned in response to a sharply slowing economy, investment-grade bonds shined. Falling interest rates, a steepening of the Treasury yield curve and unique technical factors painted the backdrop for the 12-month period ending April 30, 2001. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 12.38% during this time frame. Treasuries led the way early on, benefiting from equity market volatility and expectations that a swelling government surplus could wipe out federal debt. The Lehman Brothers Treasury Index returned 10.91%. However, that performance lagged the Aggregate Bond index, which garnered most of its return from a dramatic late-period recovery in non-Treasury sectors, most notably corporate bonds. Overwhelming evidence of deteriorating economic growth during the second half of 2000 spurred the Federal Reserve Board to aggressively unwind its yearlong tightening cycle with a total of four half-point interest-rate cuts during the first four months of 2001 - two of which were surprise, intra-meeting moves. This strong positive signal of support for the economy triggered one of the best months ever for corporates in January, after having languished throughout 2000 due to negative fundamentals. Another surge in April ensured top billing for the Lehman Brothers Credit Bond Index, which returned 13.04%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a red-hot housing market aided discount mortgage securities, despite yielding to heightened prepayment risk late in the period. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities Indexes returned 12.94% and 12.72%, respectively.

(Portfolio Manager photograph)
An interview with Ford O'Neil, Portfolio Manager of Fidelity Intermediate Bond Fund

Q. How did the fund perform, Ford?

A. For the 12 months that ended April 30, 2001, the fund returned 11.66%, outperforming the short-intermediate investment grade debt funds average tracked by Lipper Inc., which returned 10.09%. The Lehman Brothers Intermediate Government/Credit Bond Index returned 12.12% during the same period.

Q. What factors drove fund performance during the 12-month period?

A. Sector positioning and security selection were critical factors given the unique technical conditions in the bond market during the past 12 months. Maintaining our emphasis on the spread sectors - particularly corporate bonds - proved wise, as each outperformed Treasuries during this time frame. However, much of this performance came toward the tail end of the period in response to the Federal Reserve Board's decision in January to cut the fed funds rate, not once, but twice during the month. These moves restored investor confidence and dramatically improved the tone in the credit markets. Corporate yield spreads tightened significantly relative to government bonds, rebounding from historically wide levels despite having to absorb a record amount of supply. Another surprise easing by the Fed in April - the last of four rate cuts so far in 2001 - further fueled the sector's advances. By owning mostly three- to seven-year corporates, we were able to capitalize on the spread tightening that was concentrated in this section of the yield curve. Moreover, the fund benefited from the sizable yield advantage it garnered over Treasuries. Considering the dramatic curve steepening that occurred during the period - with interest rates in short and intermediate segments declining and the long range holding steady - owning the right Treasuries also was important. Assuming a more bulleted structure - targeting specific positions that offered value, such as intermediate callable Treasury bonds - allowed us to take advantage of excess returns in that area of the curve.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors supported your corporate bond strategy?

A. Diversification was a major factor. Credit analysis is critical to security selection, and we feel we're one of the best at it. Still, there were external factors at work in the marketplace that were impossible to model, analyze or predict. What this argued for was a highly diverse portfolio, so that when a handful of securities encountered credit difficulties during the period, it couldn't overwhelm the strong performance achieved through security selection in the rest of the portfolio. This strategy helped us outpace many of our competitors, which either took more credit hits than we did from securities losing their investment-grade status or held strategic positions in poorly performing high-yield bonds, or both. Adding to the fund's positioning in Yankee bonds - dollar-denominated securities issued by foreign entities - primarily among European issuers was another important defensive strategy that worked. We turned to some top-tier European bank and telecommunications issuers that have printed multi-billion dollar global deals and, thus, retained excellent liquidity. As such, we were able to add incremental performance by opportunistically switching in and out of these sectors, which provided many of the period's top-performing securities.

Q. How did some of your other moves pan out?

A. Picking up some extra yield outside of the Lehman Brothers index with positions in high-quality, short-term asset-backed and commercial mortgage-backed securities bolstered fund returns. We also gained a yield advantage from holding a modest stake in premium pass-through mortgages - bonds priced above face value - but gave a lot back in the first quarter of 2001, as increased prepayment risk due to declining mortgage rates pressured these bonds. On the downside, we paid the price for underweighting agency securities relative to the benchmark. Agencies rebounded nicely during the summer when it became clear that government-sponsored enterprises, such as Fannie Mae and Freddie Mac, would consider taking on more stringent regulatory oversight controls proposed by Congress, which quelled the threat of these issuers losing their long-standing lines of credit from the U.S. government. I didn't feel that the reward was worth the risk given the potential for further political events within the sector, so I chose to remain underweighted and pursue more attractive opportunities elsewhere.

Q. What's your outlook?

A. We're in the seventh or eighth inning of Fed easing, with possibly another one-half to one percent cut to go. Despite the rebound we've had in yield spreads of late, corporate bonds are still quite cheap. Since I believe strongly that we are heading toward a soft landing, I'm optimistic that corporates can continue to outperform Treasuries, which is why I expect to continue overweighting the sector in the coming months. Also, since I don't feel that long-term interest rates are going to collapse to the levels they were at during the global economic crisis of 1998, I'll continue to own mortgage securities.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income by investing mainly in investment-grade debt securities while normally maintaining an average maturity between three and 10 years

Fund number: 032

Trading symbol: FTHRX

Start date: May 23, 1975

Size: as of April 30, 2001, more than $3.9 billion

Manager: Ford O'Neil, since 1998; manager, various Fidelity bond funds; joined Fidelity in 1990

3

Ford O'Neil on the search for a new benchmark in the fixed-income market:

"A critical development in the fixed-income market during the past year has been the increasing acceptance - to near standard use - of interest-rate swaps as a relative value benchmark. An interest-rate swap is an agreement that typically involves a company that issues fixed-rate bonds swapping the proceeds into floating-rate debt, or vice versa, with a bank or broker. LIBOR (London Interbank Offered Rate) represents the swap rate on short-term instruments. Interest-rate swaps serve as an indicator rate for lending, or a proxy for the risk premium required by market participants. Asset-backed securities, commercial mortgage-backed securities and, to a lesser extent, federal agency securities are now being quoted and valued versus this highly liquid benchmark. Even the highest-quality corporate issuers are experimenting with swaps as a standard of value. The benefits of using swaps lie in their widespread availability and liquidity, and the fact that, unlike Treasuries, they are less impacted by market technicals. At least part of the acceleration in the move to adopt a swap-based benchmark for spread products can be attributed to the unique technical situation in Treasury securities over the past year and a half. The swelling federal surplus and subsequent debt repurchase program made yield spread comparisons to Treasuries less instructive due to excess demand for Treasury securities in this new environment. It's also made the market think about the potential for a world without Treasuries."

Annual Report

Investment Changes

Quality Diversification as of April 30, 2001
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	37.2	38.3
Aa	10.3	8.2
A	22.0	22.2
Baa	21.8	25.3
Ba and Below	0.9	0.6
Not Rated	1.2	1.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2001
6 months ago
Years	5.9	6.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2001
6 months ago
Years	3.6	3.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2001*		As of October 31, 2000**
	Corporate Bonds 50.7%		Corporate Bonds 49.7%
	U.S. Government and Government Agency Obligations 26.8%		U.S. Government and Government Agency Obligations 28.7%
	Asset-Backed Securities 9.2%		Asset-Backed Securities 9.1%
	CMOs and Other Mortgage Related Securities 5.8%		CMOs and Other Mortgage Related Securities 5.0%
	Other Investments 3.2%		Other Investments 4.4%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 3.1%
* Foreign investments	13.9%	** Foreign investments	15.2%

Annual Report

Investments April 30, 2001

Showing Percentage of Net Assets

Nonconvertible Bonds - 50.7%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 4.2%
Auto Components - 0.1%
Daimler-Chrysler North America Holding Corp. 7.4% 1/20/05	A3	$ 3,650	$ 3,764
Hotels Restaurants & Leisure - 0.2%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Baa3	6,400	6,260
Media - 2.7%
AOL Time Warner, Inc. 6.75% 4/15/11	Baa1	17,000	16,890
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	9,050	8,832
Chancellor Media Corp. 8% 11/1/08	Ba1	5,000	5,188
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	5,880	6,192
Continental Cablevision, Inc. 8.3% 5/15/06	A3	11,501	12,437
Cox Communications, Inc. 6.5% 11/15/02	Baa2	1,500	1,520
Hearst-Argyle Television, Inc. 7% 11/15/07	Baa3	6,500	6,240
News America Holdings, Inc.:
7.375% 10/17/08	Baa3	9,900	9,966
8.625% 2/1/03	Baa3	4,000	4,192
News America, Inc. 6.625% 1/9/08	Baa3	4,623	4,440
TCI Communications, Inc.:
8% 8/1/05	A3	2,748	2,933
8.65% 9/15/04	A3	2,000	2,162
9.8% 2/1/12	A3	9,397	11,175
Viacom, Inc. 6.75% 1/15/03	A3	14,398	14,757
			106,924
Multiline Retail - 0.7%
Dayton Hudson Corp. 9.75% 7/1/02	A2	2,200	2,322
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	9,300	9,365
8.125% 10/15/02	Baa1	6,535	6,767
8.5% 6/15/03	Baa1	8,905	9,380
			27,834
Textiles & Apparel - 0.5%
Jones Apparel Group, Inc./Jones Apparel Group Hldgs., Inc./Jones Apparel Group USA, Inc. 6.25% 10/1/01	Baa2	5,500	5,484
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	12,580	12,964
			18,448
TOTAL CONSUMER DISCRETIONARY			163,230
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - 2.9%
Food & Drug Retailing - 0.4%
Delhaize America, Inc. 8.125% 4/15/11 (c)	Baa3	$ 6,185	$ 6,137
Safeway, Inc. 7% 9/15/02	Baa2	7,500	7,658
			13,795
Food Products - 1.2%
ConAgra Foods, Inc.:
5.5% 10/15/02	Baa1	12,000	12,040
7.875% 9/15/10	Baa1	11,750	12,426
Kellogg Co. 6% 4/1/06 (c)	Baa2	14,850	14,680
Nabisco, Inc. 6.85% 6/15/05	A2	8,750	8,939
			48,085
Household Products - 0.3%
Fort James Corp.:
6.5% 9/15/02	Baa3	11,950	11,902
6.625% 9/15/04	Baa3	525	503
			12,405
Tobacco - 1.0%
Imperial Tobacco Overseas BV 7.125% 4/1/09	Baa2	9,500	9,189
Philip Morris Companies, Inc. 7% 7/15/05	A2	17,250	17,727
RJ Reynolds Tobacco Holdings, Inc.:
7.375% 5/15/03	Baa2	5,125	5,145
7.75% 5/15/06	Baa2	9,000	8,875
			40,936
TOTAL CONSUMER STAPLES			115,221
ENERGY - 1.5%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc. 5.8% 2/15/03	A2	7,800	7,900
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (c)	Baa2	9,300	9,267
			17,167
Oil & Gas - 1.1%
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	Baa2	13,450	13,610
Phillips Petroleum Co. 8.5% 5/25/05	Baa2	3,500	3,799
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	6,295	6,390
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
The Coastal Corp. 6.2% 5/15/04	Baa2	$ 8,500	$ 8,484
Union Pacific Resources Group, Inc. 7% 10/15/06	Baa1	10,000	10,446
			42,729
TOTAL ENERGY			59,896
FINANCIALS - 28.9%
Banks - 10.7%
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	A1	15,995	16,090
Banc One Corp. 7.6% 5/1/07	A1	10,000	10,570
Bank of America Corp. 7.8% 2/15/10	Aa3	22,990	24,468
Bank of Montreal 6.1% 9/15/05	A1	3,000	3,024
Bank of New York Co., Inc.:
6.625% 6/15/03	A1	7,200	7,415
8.5% 12/15/04	A1	9,750	10,541
Bank One Capital III 8.75% 9/1/30	Aa3	12,000	12,996
Bank One Corp. 7.625% 8/1/05	Aa3	2,000	2,114
BankAmerica Corp. 5.75% 3/1/04	Aa2	5,000	5,008
BankBoston Corp. 6.625% 12/1/05	A3	8,800	9,021
BanPonce Financial Corp. 6.75% 8/9/01	A3	3,850	3,866
Barclays Bank PLC 8.55% 9/29/49 (b)(c)	Aa2	16,000	17,253
Capital One Bank:
6.375% 2/15/03	Baa2	9,860	9,812
6.48% 6/28/02	Baa2	7,975	7,960
6.65% 3/15/04	Baa3	12,500	12,360
CIT Group Holdings, Inc. 6.5% 6/14/02	A1	6,100	6,176
Crestar Finanical Corp. 8.75% 11/15/04	A2	7,100	7,739
Den Danske Bank AS 6.375% 6/15/08 (c)(d)	Aa3	15,800	16,309
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (c)	Caa2	8,697	7,740
First National Boston Corp. 7.375% 9/15/06	A2	4,950	5,234
First Security Corp.:
5.875% 11/1/03	Aa2	1,750	1,775
7.5% 9/1/02	Aa3	5,300	5,471
First Tennessee National Corp. 6.75% 11/15/05	A3	7,020	7,102
First Union Corp. 7.55% 8/18/05	A1	6,050	6,420
Firstar Bank, Milwaukee 6.25% 12/1/02	Aa3	2,500	2,544
FleetBoston Financial Corp. 7.25% 9/15/05	A2	8,450	8,869
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
H.F. Ahmanson & Co. 7.875% 9/1/04	Baa1	$ 1,250	$ 1,320
Home Savings of America FSB 6.5% 8/15/04	A3	9,550	9,661
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	17,415	18,168
Key Bank NA 5.8% 4/1/04	Aa3	7,000	7,002
Korea Development Bank 7.375% 9/17/04	Baa2	7,890	7,950
Long Island Savings Bank FSB 7% 6/13/02	Baa3	10,700	10,829
MBNA Corp. 6.34% 6/2/03	Baa2	2,900	2,900
Mellon Bank NA, Pittsburgh 7.375% 5/15/07	A1	7,000	7,395
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	12,000	12,149
Midland Bank PLC yankee 8.625% 12/15/04	Aa3	9,750	10,636
National Australia Bank Ltd.:
yankee 6.4% 12/10/07 (d)	A1	9,875	9,970
yankee 6.6% 12/10/07	A1	10,000	9,969
NationsBank Corp. 6.5% 8/15/03	Aa3	4,000	4,098
Norwest Corp. 6.5% 6/1/05	Aa2	5,000	5,100
Providian National Bank:
6.25% 5/7/01	Baa3	8,875	8,875
6.75% 3/15/02	Baa3	3,425	3,455
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	21,815	24,165
Swiss Bank Corp. 6.75% 7/15/05	Aa2	4,000	4,141
Union Planters Corp. 7.75% 3/1/11	Baa2	10,350	10,569
Wachovia Corp.:
6.7% 6/21/04	A1	10,000	10,271
6.925% 10/15/03	A1	7,750	8,021
Wells Fargo & Co. 7.2% 5/1/03	Aa2	2,250	2,342
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	4,000	4,284
			421,147
Diversified Financials - 14.8%
Abbey National PLC 6.69% 10/17/05	Aa3	3,280	3,388
AMB Property LP 7.2% 12/15/05	Baa1	4,705	4,786
Amvescap PLC yankee:
6.375% 5/15/03	A2	15,650	15,788
6.6% 5/15/05	A2	10,785	10,789
Aristar, Inc.:
6% 5/15/02	A3	6,200	6,261
7.25% 6/15/06	A3	4,750	4,978
Associates Corp. of North America:
5.8% 4/20/04	Aa3	6,750	6,803
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Associates Corp. of North America: - continued
7.75% 2/15/05	Aa3	$ 6,910	$ 7,325
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	12,300	12,522
Chase Manhattan Corp.:
5.75% 4/15/04	Aa3	7,200	7,243
6.375% 4/1/08	A1	3,500	3,482
7.25% 6/1/07	A1	6,303	6,624
CIT Group, Inc. 7.375% 3/15/03	A1	1,700	1,755
Citigroup, Inc.:
6.5% 1/18/11	Aa2	10,000	9,928
7.25% 10/1/10	Aa3	15,000	15,567
9.5% 3/1/02	Aa2	2,000	2,076
Countrywide Funding Corp. 6.935% 7/16/07	A3	15,000	15,374
Duke Capital Corp. 7.5% 10/1/09	A3	8,205	8,550
ERP Operating LP 6.55% 11/15/01	A3	3,150	3,175
Ford Motor Credit Co.:
6.875% 2/1/06	A2	15,700	15,999
7.375% 2/1/11	A2	21,150	21,655
7.5% 3/15/05	A2	3,500	3,637
7.875% 6/15/10	A2	18,000	19,120
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	6,000	6,077
6.75% 1/15/06	A2	7,500	7,597
7.625% 6/15/04	A2	8,500	8,911
9% 10/15/02	A2	9,000	9,461
Goldman Sachs Group LP:
6.6% 7/15/02 (c)	A1	4,200	4,264
7.875% 1/15/03 (c)	A1	3,000	3,113
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	4,000	4,236
Household Finance Corp.:
6.5% 1/24/06	A2	8,575	8,704
8% 5/9/05	A2	4,000	4,290
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	20,000	22,475
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	12,350	13,017
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	8,000	8,048
Lehman Brothers Holdings 7% 5/15/03	A2	10,000	10,329
Mellon Funding Corp. 7.5% 6/15/05	A1	2,900	3,084
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	19,250	19,411
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.:
5.625% 1/20/04	Aa3	$ 12,250	$ 12,311
6.1% 4/15/06	Aa3	19,800	19,850
NiSource Finance Corp. 7.875% 11/15/10	Baa2	10,660	11,261
Norwest Financial, Inc. 5.375% 9/30/03	Aa2	7,050	7,058
Popular North America, Inc.:
6.625% 10/27/02	A3	5,000	5,057
7.375% 9/15/01	A3	8,420	8,469
Qwest Capital Funding, Inc.:
7.25% 2/15/11 (c)	Baa1	23,000	22,995
7.75% 8/15/06	Baa1	4,000	4,194
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	Aa3	10,500	10,495
Scotland International Finance No. 2 BV yankee:
7.7% 8/15/10 (c)	A1	8,000	8,466
8.8% 1/27/04 (c)	A1	5,250	5,620
Sears Roebuck Acceptance Corp.:
6% 3/20/03	A3	3,425	3,434
6.95% 5/15/02	A3	1,730	1,750
7% 2/1/11	A3	8,350	8,136
Spear, Leeds & Kellogg LP/SLK Capital Corp. 8.25% 8/15/05 (c)	A1	9,000	9,599
Sprint Capital Corp. 7.625% 1/30/11	Baa1	11,500	11,424
State Street Corp. 7.65% 6/15/10	A1	3,000	3,227
Textron Financial Corp. 7.125% 12/9/04	A2	12,675	13,076
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	14,146	14,358
TXU Eastern Funding yankee:
6.15% 5/15/02	Baa1	12,000	12,040
6.75% 5/15/09	Baa1	13,500	12,639
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	16,400	17,659
Unicredito Italiano Capital Trust II 9.2% 10/29/49 (b)(c)	A1	3,500	3,740
Unilever Capital Corp. 6.75% 11/1/03	A1	10,000	10,344
Verizon Global Funding Corp. 7.25% 12/1/10 (c)	A1	6,650	6,801
			583,845
Insurance - 1.4%
American General Corp. 6.25% 3/15/03	A2	11,000	11,190
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Metropolitan Life Insurance Co.:
6.3% 11/1/03 (c)	A1	$ 4,500	$ 4,550
7% 11/1/05 (c)	A1	5,000	5,142
New York Life Insurance Co. 6.4% 12/15/03 (c)	Aa3	10,000	10,236
The St. Paul Companies, Inc. 7.875% 4/15/05	A1	6,500	6,915
Western National Corp. 7.125% 2/15/04	A2	18,430	19,029
			57,062
Real Estate - 2.0%
Arden Realty LP 8.875% 3/1/05	Baa3	12,465	13,064
AvalonBay Communities, Inc.:
6.58% 2/15/04	Baa1	6,635	6,664
8.25% 7/15/08	Baa1	6,500	6,902
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	6,060	6,056
CenterPoint Properties Trust 7.125% 3/15/04	Baa2	9,000	9,048
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	11,700	11,831
EOP Operating LP:
6.5% 1/15/04	Baa1	3,125	3,167
6.763% 6/15/07	Baa1	4,700	4,626
7.375% 11/15/03	Baa1	4,400	4,550
7.75% 11/15/07	Baa1	6,400	6,665
Simon Property Group LP 7.375% 1/20/06 (c)	Baa1	5,125	5,135
			77,708
TOTAL FINANCIALS			1,139,762
HEALTH CARE - 0.4%
Pharmaceuticals - 0.4%
Pharmacia Corp. 5.75% 12/1/05	A1	16,000	15,975
INDUSTRIALS - 3.3%
Aerospace & Defense - 0.3%
Raytheon Co. 7.9% 3/1/03	Baa3	10,000	10,233
Air Freight & Couriers - 0.2%
FedEx Corp.:
6.875% 2/15/06 (c)	Baa2	4,000	4,057
7.25% 2/15/11 (c)	Baa2	4,250	4,297
			8,354
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.6%
Continental Airlines, Inc. pass thru trust certificates:
Series 1997 1 Class CI, 7.42% 10/1/08	Baa1	$ 6,571	$ 6,747
Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	936	934
Class C2, 7.434% 3/15/06	Baa1	2,665	2,710
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	2,340	2,465
7.7% 12/15/05	Baa3	10,500	10,312
7.779% 11/18/05	A3	1,500	1,563
			24,731
Machinery - 0.7%
Tyco International Group SA yankee:
6.375% 6/15/05	Baa1	8,410	8,430
6.375% 2/15/06	Baa1	10,000	10,028
6.75% 2/15/11	Baa1	11,200	11,093
			29,551
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	19,000	19,258
Canadian National Railway Co. yankee 6.625% 5/15/03	Baa2	8,000	8,131
CSX Corp.:
6.46% 6/22/05	Baa2	5,000	5,052
7.05% 5/1/02	Baa2	5,000	5,068
7.25% 5/1/04	Baa2	6,000	6,278
Norfolk Southern Corp. 6.75% 2/15/11	Baa1	5,610	5,481
Union Pacific 6.34% 11/25/03	Baa3	10,300	10,481
			59,749
TOTAL INDUSTRIALS			132,618
INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.2%
Nortel Networks Corp. yankee 6.125% 2/15/06	A2	7,585	7,200
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	9,200	9,271
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.4%
Comdisco, Inc.:
6% 1/30/02	Ba2	$ 12,750	$ 7,714
6.65% 11/13/01	Ba2	3,000	2,025
7.25% 9/1/02	Ba2	7,500	4,238
			13,977
TOTAL INFORMATION TECHNOLOGY			30,448
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc. yankee:
8.3% 8/1/05	Baa3	3,380	3,527
8.55% 8/1/10	Baa3	12,285	12,936
			16,463
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.1%
AT&T Corp. 5.625% 3/15/04	A2	6,900	6,799
British Telecommunications PLC 8.125% 12/15/10	A2	8,000	8,302
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (c)	Baa1	9,200	9,913
France Telecom SA:
7.2% 3/1/06 (c)	A3	16,500	16,801
7.75% 3/1/11 (c)	A3	8,250	8,317
Koninklijke KPN NV:
8% 10/1/10	Baa2	14,500	13,959
yankee 7.5% 10/1/05	Baa2	5,000	4,935
SBC Communications, Inc. 5.75% 5/2/06	Aa3	10,450	10,338
Telecomunicaciones de Puerto Rico, Inc.:
6.15% 5/15/02	Baa1	10,345	10,355
6.65% 5/15/06	Baa1	9,110	8,811
Telefonica Europe BV 7.75% 9/15/10	A2	11,750	12,107
Teleglobe Canada, Inc. yankee 7.2% 7/20/09	Baa1	10,389	10,292
			120,929
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc. 7.875% 3/1/11 (c)	Baa2	$ 11,305	$ 11,333
Vodafone Group PLC yankee 7.625% 2/15/05	A2	7,500	7,883
			19,216
TOTAL TELECOMMUNICATION SERVICES			140,145
UTILITIES - 4.7%
Electric Utilities - 3.3%
Avon Energy Partners Holdings 6.73% 12/11/02 (c)	Baa2	18,500	18,558
Commonwealth Edison Co. 7.375% 9/15/02	A3	7,500	7,710
Dominion Resources, Inc. 7.6% 7/15/03	Baa1	6,280	6,529
Florida Power & Light Co. 6.875% 12/1/05	Aa3	10,445	10,788
Illinois Power Co. 6.25% 7/15/02	Baa1	5,000	5,052
Niagara Mohawk Power Corp.:
7.375% 8/1/03	Baa2	12,450	12,840
7.75% 5/15/06	Baa2	4,000	4,203
8% 6/1/04	Baa2	9,069	9,543
8.875% 5/15/07	Baa3	2,485	2,723
Philadelphia Electric Co.:
6.5% 5/1/03	A2	4,800	4,901
6.625% 3/1/03	A2	8,980	9,181
Progress Energy, Inc. 6.75% 3/1/06	Baa1	14,500	14,773
Public Service Electric & Gas Co. 6.125% 8/1/02	A3	5,800	5,865
Texas Utilities Electric Co. 8.125% 2/1/02	A3	6,000	6,136
Wisconsin Energy Corp. 6.5% 4/1/11	A2	11,800	11,436
			130,238
Gas Utilities - 1.4%
Consolidated Natural Gas Co. 7.375% 4/1/05	A2	7,500	7,762
El Paso Energy Corp. 7.375% 12/15/12	Baa2	12,000	12,173
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	9,700	9,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	8,000	8,252
Sempra Energy 7.95% 3/1/10	A2	10,000	9,915
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - continued
Sonat, Inc. 6.875% 6/1/05	Baa2	$ 2,755	$ 2,792
Southwest Gas Corp. 9.75% 6/15/02	Baa2	3,840	4,007
			54,231
TOTAL UTILITIES			184,469
TOTAL NONCONVERTIBLE BONDS (Cost $1,974,918)			1,998,227
U.S. Government and Government Agency Obligations - 21.0%

U.S. Government Agency Obligations - 7.7%
Fannie Mae:
6% 12/15/05	Aaa	4,420	4,500
6.25% 2/1/11	Aa2	5,915	5,900
6.5% 8/15/04	Aaa	36,415	37,968
7% 7/15/05	Aaa	5,080	5,390
7.125% 2/15/05	Aaa	34,380	36,572
Federal Farm Credit Bank 5.54% 9/10/03	Aaa	1,000	1,012
Federal Home Loan Bank:
5.125% 9/15/03	Aaa	4,885	4,916
6.5% 8/15/07	Aaa	20,000	20,844
Financing Corp. - coupon STRIPS:
0% 12/6/03	Aaa	2,168	1,889
0% 10/5/05	Aaa	1,000	784
Freddie Mac:
5.25% 2/15/04	Aaa	2,930	2,952
5.85% 2/21/06	Aaa	2,425	2,460
5.875% 3/21/11	Aa2	4,085	3,961
6.875% 1/15/05	Aaa	6,330	6,676
7% 7/15/05	Aaa	14,595	15,482
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	2,602	2,606
Series 1993-D, 5.23% 5/15/05	Aaa	2,109	2,114
Series 1995-A, 6.28% 6/15/04	Aaa	14,006	14,249
Series 1996-A, 6.55% 6/15/04	Aaa	7,185	7,340
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-B, 7.5% 1/26/06	Aaa	$ 1,855	$ 1,957
Series 1997-A, 6.104% 7/15/03	Aaa	8,333	8,441
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	Aaa	6,020	6,106
Series 1996-A1, 6.726% 9/15/10	-	14,043	14,771
Series 1998-196A, 5.926% 6/15/05	-	7,178	7,307
Private Export Funding Corp. secured:
5.31% 11/15/03 (c)	Aaa	5,185	5,226
5.8% 2/1/04	Aaa	10,200	10,323
6.62% 10/1/05	Aaa	10,000	10,394
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	Aaa	2,917	2,953
6.625% 8/15/03	Aaa	15,800	16,341
Student Loan Marketing Association:
4.75% 4/23/04	-	17,500	17,404
5.25% 3/15/06	Aaa	22,000	21,890
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	Aaa	3,715	3,756
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			304,484
U.S. Treasury Obligations - 13.3%
U.S. Treasury Bonds:
6.25% 5/15/30	Aaa	11,000	11,595
10.75% 5/15/03	Aaa	42,525	47,694
11.25% 2/15/15	Aaa	29,000	44,211
12% 8/15/13	Aaa	115,350	161,093
14% 11/15/11	Aaa	62,800	89,401
U.S. Treasury Notes:
5% 2/15/11	Aaa	13,800	13,451
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
5.5% 2/15/08	Aaa	$ 145,465	$ 148,011
7% 7/15/06	Aaa	8,500	9,266
TOTAL U.S. TREASURY OBLIGATIONS			524,722
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $833,934)			829,206
U.S. Government Agency - Mortgage Securities - 5.8%

Fannie Mae - 4.2%
6.5% 3/1/13 to 10/1/29	Aaa	63,262	63,263
7% 7/1/25 to 8/1/29	Aaa	24,863	25,077
7.5% 8/1/13 to 1/1/31	Aaa	75,689	77,273
12.5% 4/1/14 to 8/1/15	Aaa	129	150
TOTAL FANNIE MAE			165,763
Freddie Mac - 0.6%
7.5% 9/1/30 to 11/1/30	Aaa	23,365	23,861
8.5% 6/1/13	Aaa	19	20
TOTAL FREDDIE MAC			23,881
Government National Mortgage Association - 1.0%
7.5% 3/15/28	Aaa	520	533
8% 7/15/17 to 8/15/30	Aaa	36,464	38,206
8.5% 11/15/27	Aaa	1,562	1,628
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			40,367
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $225,292)			230,011
Asset-Backed Securities - 9.2%

American Express Master Trust 5.9% 4/15/04	Aaa	12,000	12,180
Americredit Automobile Receivables Trust 7.02% 12/15/05	Aaa	8,000	8,269
ANRC Auto Owner Trust 6.75% 12/15/03	Aaa	13,000	13,155
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
BankAmerica Manufacturing Housing Contract Trust V:
6.11% 1/10/08	Aaa	$ 6,961	$ 6,991
6.2% 4/10/09	Aaa	7,930	8,024
Capita Equipment Receivables Trust 6.45% 8/15/02	Aa3	12,420	12,540
Chase Manhattan Auto Owner Trust 6.21% 12/15/04	Aaa	15,000	15,319
Chase Manhattan Grantor Trust 6.76% 9/15/02	A3	114	115
Chevy Chase Auto Receivables Trust 6.2% 3/20/04	Aaa	1,837	1,852
CIT Marine Trust 5.8% 4/15/10	Aaa	6,000	6,078
Citibank Credit Card Master Trust I 5.3% 1/9/06	Aaa	7,610	7,610
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	627	627
CS First Boston Mortgage Securities Corp. 7% 3/15/27	Aaa	685	688
Dayton Hudson Credit Card Master Trust 5.9% 5/25/06	Aaa	7,500	7,613
Discover Card Master Trust I:
5.6% 5/16/06	Aaa	12,760	12,848
5.85% 1/17/06	Aaa	17,000	17,223
Fidelity Funding Auto Trust 6.99% 11/15/02 (c)	Aaa	278	279
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aaa	7,080	7,090
6.4% 12/15/02	Aaa	3,810	3,865
7.03% 11/15/03	Aaa	8,612	8,815
7.09% 11/17/03	Aaa	10,000	10,228
Green Tree Financial Corp. 6.68% 1/15/29	AAA	16,909	17,120
Honda Auto Receivables Owner Trust 5.36% 9/4/01	Aaa	16,500	16,631
Key Auto Finance Trust 6.65% 10/15/03	Baa3	349	350
MBNA Master Credit Card Trust II:
6.4% 1/18/05	Aaa	7,000	7,147
6.9% 1/15/08	Aaa	8,065	8,461
Navistar Financial Owner Trust:
7.2% 5/17/04	Aaa	7,500	7,692
7.34% 1/15/07	Aaa	9,000	9,425
Olympic Automobile Receivables Trust 6.125% 11/15/04	Aaa	1,110	1,112
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.2788% 2/5/03 (c)(d)	Baa2	3,480	3,471
PP&L Transition Bonds LLC:
Series 1991-1 Class A3, 6.6% 3/25/05	Aaa	4,900	5,007
Series 1999-1 Class A4, 6.72% 12/26/05	Aaa	17,000	17,521
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Prime Credit Card Master Trust 6.7% 10/15/09	Aaa	$ 10,250	$ 10,603
Railcar Trust 7.75% 6/1/04	Aaa	6,565	6,858
Sears Credit Account Master Trust II:
7% 7/15/08	Aaa	26,750	27,753
7.25% 11/15/07	Aaa	10,000	10,406
SLMA Student Loan Trust 5.6475% 4/25/08 (d)	Aaa	20,022	20,033
Tranex Auto Receivables Owner Trust 6.334% 8/15/03 (c)	Aaa	1,594	1,592
Triad Auto Receivables Owner Trust 5.98% 9/17/05	Aaa	2,735	2,745
West Penn Funding LLC 6.63% 12/26/05	Aaa	4,000	4,096
WFS Financial Owner Trust:
5.7% 11/20/03	Aaa	15,500	15,619
7.75% 11/20/04	Aaa	7,000	7,225
TOTAL ASSET-BACKED SECURITIES (Cost $355,242)			362,276
Collateralized Mortgage Obligations - 0.8%

U.S. Government Agency - 0.8%
Fannie Mae sequential pay Series 1998-44 Class A, 6.5% 2/18/25	Aaa	21,672	21,956
Freddie Mac sequential pay Series 2122 Class L, 6% 11/15/26	Aaa	8,476	8,402
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,824)			30,358
Commercial Mortgage Securities - 5.0%

Allied Capital Commercial Mortgage Trust sequential pay Series 1998-1 Class A, 6.31% 9/25/03 (c)	Aaa	2,254	2,262
Asset Securitization Corp. Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	19,965	20,754
Bankers Trust II floater Series 1999-S1A Class D, 7.2475% 2/28/14 (c)(d)	Aa2	11,499	11,524
COMM floater Series 2000-FL3A Class C, 5.7825% 12/15/12 (d)	Aaa	10,000	9,991
Commercial Mortgage Asset Trust sequential pay Series 1999-C1 Class A3, 6.64% 9/17/10	Aaa	12,782	12,870
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	8,700	8,719
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A:
Class D, 6.125% 1/10/13 (c)(d)	Aa1	$ 10,200	$ 10,199
Class E, 6.1313% 1/10/13 (c)(d)	Baa1	15,000	14,998
sequential pay:
Series 1997-SPICE Class A, 6.653% 8/20/36 (c)	-	1,630	1,642
Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	9,625	10,091
Series 1995-WF1 Class A2, 6.648% 12/21/27	AAA	6,479	6,503
Series 1997-SPICE Class D, 7.332% 4/20/08	-	7,500	7,567
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	10,000	9,594
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1, 7.45% 8/10/09	Aaa	10,969	11,616
FMAC Loan Receivables Trust sequential pay Series 1998-C Class A1, 5.99% 9/15/20 (c)	Aaa	3,205	3,161
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15	Aaa	7,484	7,716
JP Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	Aaa	7,347	7,599
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (c)	AAA	9,168	9,054
Midland Realty Acceptance Corp. sequential pay Series 1996-C1 Class A1, 7.315% 4/25/03	Aaa	1,671	1,675
Resolution Trust Corp. Series 1995-C2 Class D, 7% 5/25/27	Baa2	2,528	2,522
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	5,000	5,053
Series 1 Class C1, 6.762% 12/15/07 (c)	A2	20,000	20,322
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $193,244)			195,432
Foreign Government and Government Agency Obligations (e) - 3.2%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Alberta Province 4.875% 10/29/03	Aa1	$ 7,500	$ 7,477
Manitoba Province yankee 6.875% 9/15/02	Aa3	26,500	27,211
Nova Scotia Province yankee 9.375% 7/15/02	A3	12,033	12,675
Ontario Province yankee:
7.375% 1/27/03	Aa3	7,500	7,815
7.75% 6/4/02	Aa3	12,050	12,445
Ontario Province 7%, 8/4/05	Aa3	6,000	6,322
Quebec Province:
7% 1/30/07	A2	9,500	9,986
yankee 6.5% 1/17/06	A2	21,250	21,912
United Mexican States:
8.5% 2/1/06	Baa3	11,750	12,044
9.875% 2/1/10	Baa3	6,850	7,391
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $124,465)			125,278
Commercial Paper - 0.6%

British Telecommunications PLC 4.8538% 10/9/01 (d) (Cost $24,978)	25,000	24,877
Cash Equivalents - 6.2%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 4.65%, dated 4/30/01 due 5/1/01 (Cost $243,048)	$ 243,079	243,048
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $4,004,945)		4,038,713
NET OTHER ASSETS - (2.5)%		(98,504)
NET ASSETS - 100%		$ 3,940,209
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $363,630,000 or 9.2% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	67.9%	AAA, AA, A	62.9%
Baa	21.8%	BBB	21.8%
Ba	0.7%	BB	1.4%
B	0.0%	B	0.0%
Caa	0.2%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.2%.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.1%
Canada	4.3
United Kingdom	3.8
Netherlands	1.1
Others (individually less than 1%)	4.7
100.0%
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $4,005,247,000. Net unrealized appreciation aggregated $33,466,000, of which $73,291,000 related to appreciated investment securities and $39,825,000 related to depreciated investment securities.

At April 30, 2001, the fund had a capital loss carryforward of approximately $64,632,000 of which $7,401,000, $5,813,000, $23,584,000 and $27,834,000 will expire on April 30, 2005, 2006, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2001
Assets
Investment in securities, at value (including securities loaned of $149,683 and repurchase agreements of $243,048) (cost $4,004,945) - See accompanying schedule		$ 4,038,713
Cash		118
Receivable for investments sold		12,507
Receivable for fund shares sold		9,880
Interest receivable		59,008
Other receivables		13
Total assets		4,120,239
Liabilities
Payable for investments purchased	$ 11,819
Payable for fund shares redeemed	12,815
Distributions payable	505
Accrued management fee	1,394
Other payables and accrued expenses	802
Collateral on securities loaned, at value	152,695
Total liabilities		180,030
Net Assets		$ 3,940,209
Net Assets consist of:
Paid in capital		$ 3,969,745
Undistributed net investment income		1,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(65,307)
Net unrealized appreciation (depreciation) on investments		33,773
Net Assets, for 388,936 shares outstanding		$ 3,940,209
Net Asset Value, offering price and redemption price per share ($3,940,209 ÷ 388,936 shares)		$10.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2001
Investment Income Interest		$ 243,028
Security lending		100
Total income		243,128
Expenses
Management fee	$ 14,624
Transfer agent fees	6,232
Accounting and security lending fees	601
Non-interested trustees' compensation	16
Custodian fees and expenses	114
Registration fees	276
Audit	46
Legal	11
Miscellaneous	11
Total expenses before reductions	21,931
Expense reductions	(444)	21,487
Net investment income		221,641
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		582
Change in net unrealized appreciation (depreciation) on investment securities		150,088
Net gain (loss)		150,670
Net increase (decrease) in net assets resulting from operations		$ 372,311

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2001	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 221,641	$ 205,419
Net realized gain (loss)	582	(48,278)
Change in net unrealized appreciation (depreciation)	150,088	(113,100)
Net increase (decrease) in net assets resulting from operations	372,311	44,041
Distributions to shareholders from net investment income	(219,721)	(203,842)
Share transactions Net proceeds from sales of shares	1,785,398	1,868,049
Reinvestment of distributions	211,604	195,263
Cost of shares redeemed	(1,408,755)	(2,218,983)
Net increase (decrease) in net assets resulting from share transactions	588,247	(155,671)
Total increase (decrease) in net assets	740,837	(315,472)
Net Assets
Beginning of period	3,199,372	3,514,844
End of period (including under (over) distributions of net investment income of $1,998 and $(2,479), respectively)	$ 3,940,209	$ 3,199,372
Other Information Shares
Sold	178,489	189,673
Issued in reinvestment of distributions	21,268	19,885
Redeemed	(141,532)	(225,183)
Net increase (decrease)	58,225	(15,625)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.670	$ 10.150	$ 10.160	$ 9.960	$ 10.050
Income from Investment Operations Net investment income B	.641	.623	.613	.646	.647
Net realized and unrealized gain (loss)	.455	(.485)	(.013)	.200	(.060)
Total from investment operations	1.096	.138	.600	.846	.587
Less Distributions
From net investment income	(.636)	(.618)	(.610)	(.646)	(.647)
From net realized gain	-	-	-	-	(.030)
Total distributions	(.636)	(.618)	(.610)	(.646)	(.677)
Net asset value, end of period	$ 10.130	$ 9.670	$ 10.150	$ 10.160	$ 9.960
Total Return A	11.66%	1.44%	6.03%	8.70%	6.02%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,940	$ 3,199	$ 3,515	$ 3,092	$ 3,083
Ratio of expenses to average net assets	.64%	.67%	.66%	.66%	.71%
Ratio of expenses to average net assets after expense reductions	.63% C	.66% C	.65% C	.65% C	.69% C
Ratio of net investment income to average net assets	6.46%	6.32%	6.00%	6.37%	6.46%
Portfolio turnover rate	83%	102%	108%	90%	116%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2001

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income. Interest income, which includes accretion of original issue discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC),

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account - continued

the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Delayed Delivery Transactions. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,228,230,000 and $2,766,328,000, respectively, of which U.S. government and government agency obligations aggregated $1,382,392,000 and $1,304,449,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of 0.43% of average net assets.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of 0.18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $21,464,000. The weighted average interest rate was 5.93%. Interest earned from the interfund lending program amounted to $21,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities.

7. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $23,000 and $421,000, respectively, under these arrangements.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund, (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Intermediate Bond Fund as of April 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 8, 2001

Annual Report

Distributions

A total of 15.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

Ford E. O'Neil, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulous

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IBF-ANN-0601 136078
1.703559.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Large Cap Stock

Fund

Annual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® Large Cap Stock	-19.57%	101.89%	137.25%
S&P 500 ®	-12.97%	106.10%	149.43%
Growth Funds Average	-16.53%	84.73%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 22, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,596 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Large Cap Stock	-19.57%	15.09%	15.89%
S&P 500	-12.97%	15.56%	16.88%
Growth Funds Average	-16.53%	12.60%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Large Cap Stock Fund on June 22, 1995, when the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $23,725 - a 137.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,943 - a 149.43% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2001, the one year and five year cumulative total returns for the large cap growth funds average were -27.19% and 85.14%, respectively. The one year and five year average annual total returns were -27.19% and 12.72%, respectively. The one year and five year cumulative total returns for the large cap supergroup average were -17.06% and 84.66%, respectively. The one year and five year average annual total returns were -17.06% and 12.77%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

U.S. stock market performance was largely dictated by the direction of technology and other new economy stocks during the 12-month period that ended April 30, 2001. As early as May and June of 2000, investors began to see signs that the new economy stocks that had driven the market to new heights were finally coming back to earth. Rising interest rates and a slew of negative earnings disappointments contributed to the reality check, and by the end of the fourth quarter fundamentals in the technology sector had grown materially worse. The NASDAQ Composite® Index - a common measure of tech stock performance - fell 45.07% during the period. And the weakness wasn't confined to the technology sector. The Standard & Poor's 500SM Index - an index of 500 larger companies - tumbled 12.97% during the period, while the Russell 2000® Index - which tracks small-company per-formance - declined 2.86%. Instead, gun-shy investors tended to favor stable-growth and value stocks over riskier alternatives - the Russell 3000® Value Index was up 7.56% during the period. Against this volatile backdrop, the Federal Reserve Board did an about-face regarding its interest-rate policy, trimming two full percentage points off short-term rates during the period. The effect, however, was minimal, as record job losses in March and April of 2001 - combined with soaring gasoline and electricity prices - made consumer confidence tenuous at best.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. It was a challenging period for the fund and the market as a whole. For the 12 months that ended April 30, 2001, the fund returned -19.57%, trailing the growth funds average tracked by Lipper Inc., which returned -16.53%, and the Standard & Poor's 500 Index, which returned -12.97% during the same period.

Q. Why did the fund lag its peer group and index during the 12-month period?

A. Risk and return had an inverse relationship during the period as investors, facing the specter of a protracted global economic downturn, put a premium on safety. Although my bias toward growth remained intact, I became increasingly more cautious in terms of how I went about finding it. Unlike some of our competitors, I assumed a more diversified approach, scaling back appreciably on the fund's technology exposure during the year. My focus was on achieving a more neutral tech weighting relative to the S&P 500 ® later in the period when market prospects looked the bleakest. This positioning helped us versus our Lipper peers, which remained more aggressive on average, choosing to let their tech exposure ride as the market corrected sharply. However, the competitive advantage we had disappeared and then some in January amid the strong, albeit brief snapback in the technology sector. Still, technology issues were the hardest hit during the indiscriminate market sell-off over the past year, falling by more than 50% during the 12-month period. So, even though we managed to reel in our tech exposure during this time frame, we still ended up with about a 3% overweighting on average compared to the S&P, which took a big toll on relative performance. Positions in some of the fastest-growing names hurt the most. Seven stocks accounted for almost half of the fund's underperformance relative to the index. Those on the list included Cisco, Sun Microsystems, VeriSign, Intel, Texas Instruments, GlobeSpan and Nokia. The spreading weakness in global economies and its potential impact on tech and telecommunications stocks in particular hurt performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What else hampered performance?

A. The fund's underexposure to retailers hurt relative to the index. The group had moved higher early in 2001 following a pair of interest-rate cuts by the Federal Reserve Board, anticipating a strong consumer recovery that never transpired. As selective retail names retraced their gains, we added a few of them to the fund. Concerns about a slowing economy and declining credit quality were strong enough to keep me underexposed to banks, which outperformed for much of the period. However, good stock picking among higher-growth, non-credit financial firms, such as home loan financer Fannie Mae, helped us make up for some of our underweighting in banks.

Q. Where were some of the other bright spots?

A. I increased the fund's exposure to neglected segments of the market that housed companies with real earnings power, many of which were trading at exceptionally low valuations. Consumer product stocks, such as Philip Morris, performed quite well, as did various defense and economically sensitive cyclical holdings. Within the health sector, we aided performance primarily with the drug and hospital stocks. Solid fundamentals drove the drug makers, namely Merck, while both excellent earnings outlooks and an improved regulatory environment for companies in the hospital management sector helped fund holdings such as Tenet. In addition, a handful of small biotechnology holdings secured gains for us after rebounding nicely with the NASDAQ in April.

Q. What's your outlook?

A. I don't think the market has any particular direction right now. That said, there are still inexpensive stocks out there from which one can earn a reasonable return. It's become much more of a stock picker's market given the uncertainty surrounding sector leadership today. With regard to technology, I intend to add to the sector either when fundamentals appear to have bottomed or when the stocks are attractively priced, picking the best names in the various segments. I don't want to be too early or too aggressive until I feel I can justify stock prices given the worst-case scenario on fundamentals. I never want to pay too much for stocks, but I'm more apt to pay a little more if I feel that the growth is coming with it.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek long-term growth of capital by investing in companies with market capitalizations greater than $1 billion at the time of investment

Fund number: 338

Trading symbol: FLCSX

Start date: June 22, 1995

Size: as of April 30, 2001, more than $777 million

Manager: Karen Firestone, since 1998; manager, Fidelity Destiny I Portfolio, since 2000; Fidelity Advisor Large Cap Stock Fund, since 1998; several Fidelity Select Portfolios, 1986-1997; joined Fidelity in 1983

3

Karen Firestone on growth investing amid bear-market turbulence:

"For a growth manager, I am relatively cautious at the moment, although I have taken advantage of attractive prices during volatile sell-offs in technology stocks. The market continues to be very unforgiving. Unless companies produce expected earnings, shortfalls generally result in sharp declines in stock price.

"Currently, I have significant positions in some defensive industries - most notably energy, consumer nondurables, financials and health care, where earnings visibility historically has been fairly clear. I've added to positions in companies that should benefit from an improving economy, such as specialty retailers, airlines and hotels. I also believe there is inherent value in technology names where valuations assume the worst. As a growth fund manager, I need to have some exposure to the more volatile areas of the market, investing in good companies at bargain prices, stepping up to the plate and swinging even if it's easier to take the pitch.

"No one can predict when growth stocks are going to snap back. But it would be a cardinal sin for me to underperform my benchmark because I'm too defensive. Investors put money into my fund because I represent growth investing. My challenge is to find that balance between ample downside protection - by being positioned fairly conservatively when the NASDAQ falters - and adequate upside potential from exposure to the juicier names when the market runs back up again."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.9	3.1
General Electric Co.	3.9	5.8
AOL Time Warner, Inc.	3.1	2.3
Merck & Co., Inc.	2.8	2.4
Exxon Mobil Corp.	2.8	1.4
Intel Corp.	2.4	3.6
Fannie Mae	2.4	2.0
Pfizer, Inc.	2.4	3.0
Philip Morris Companies, Inc.	2.3	1.3
American International Group, Inc.	2.0	1.8
	29.0
Top Five Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.9	31.2
Health Care	16.5	19.2
Financials	15.6	10.4
Consumer Discretionary	13.6	13.7
Industrials	8.4	9.0
Asset Allocation (% of fund's net assets)
As of April 30, 2001 *		As of October 31, 2000 **
	Stocks 97.5%		Stocks 97.7%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	7.2%	** Foreign investments	6.6%

Effective with this report, industry classifications follow the MSCI®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments April 30, 2001

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.6%
Automobiles - 0.8%
Ford Motor Co.	150,200	$ 4,428
General Motors Corp.	33,400	1,831
		6,259
Hotels, Restaurants & Leisure - 0.8%
Hilton Hotels Corp.	39,600	438
McDonald's Corp.	126,100	3,468
Starwood Hotels & Resorts Worldwide, Inc. unit	42,700	1,541
Wendy's International, Inc.	32,900	833
		6,280
Household Durables - 1.1%
Champion Enterprises, Inc. (a)	1,100	9
Kudelski SA (Bearer) (a)	1,650	1,569
Sony Corp. sponsored ADR	58,900	4,515
Tupperware Corp.	111,450	2,454
		8,547
Media - 7.6%
AOL Time Warner, Inc. (a)	472,176	23,845
Comcast Corp. Class A (special) (a)	118,400	5,199
EchoStar Communications Corp. Class A (a)	104,100	3,119
Gemstar-TV Guide International, Inc. (a)	29,500	1,225
Grupo Televisa SA de CV sponsored GDR (a)	75,200	2,860
Pegasus Communications Corp. (a)	74,000	1,762
RTL Group	33,618	1,801
Tribune Co.	53,800	2,267
Viacom, Inc. Class B (non-vtg.) (a)	143,184	7,454
Vivendi Universal SA sponsored ADR	43,120	2,933
Walt Disney Co.	221,790	6,709
		59,174
Multiline Retail - 1.8%
BJ's Wholesale Club, Inc. (a)	71,100	3,221
Consolidated Stores Corp. (a)	178,700	1,966
Wal-Mart Stores, Inc.	176,800	9,148
		14,335
Specialty Retail - 0.9%
Best Buy Co., Inc. (a)	55,900	3,077
Gap, Inc.	126,000	3,491
		6,568
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.6%
The Swatch Group AG (Reg.)	11,585	$ 2,690
Tommy Hilfiger Corp. (a)	153,090	1,846
		4,536
TOTAL CONSUMER DISCRETIONARY		105,699
CONSUMER STAPLES - 8.0%
Beverages - 3.3%
Anheuser-Busch Companies, Inc.	148,700	5,947
Heineken NV	89,800	4,657
PepsiCo, Inc.	118,100	5,174
The Coca-Cola Co.	214,500	9,908
		25,686
Food & Drug Retailing - 0.2%
CVS Corp.	25,800	1,521
Food Products - 0.1%
Tyson Foods, Inc. Class A	64,500	888
Household Products - 0.7%
Procter & Gamble Co.	98,900	5,939
Personal Products - 1.4%
Alberto-Culver Co. Class B	83,800	3,414
Gillette Co.	256,000	7,260
		10,674
Tobacco - 2.3%
Philip Morris Companies, Inc.	355,540	17,816
TOTAL CONSUMER STAPLES		62,524
ENERGY - 7.6%
Energy Equipment & Services - 1.7%
Global Marine, Inc. (a)	70,500	2,027
Halliburton Co.	102,700	4,438
Schlumberger Ltd. (NY Shares)	95,700	6,345
		12,810
Oil & Gas - 5.9%
Amerada Hess Corp.	34,200	2,993
BP Amoco PLC sponsored ADR	53,800	2,910
Chevron Corp.	43,100	4,162
Conoco, Inc. Class B	186,800	5,682
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Devon Energy Corp.	36,200	$ 2,136
EOG Resources, Inc.	4,200	195
Exxon Mobil Corp.	245,700	21,769
Phillips Petroleum Co.	101,700	6,061
		45,908
TOTAL ENERGY		58,718
FINANCIALS - 15.6%
Banks - 3.9%
Astoria Financial Corp.	34,400	1,990
Bank of America Corp.	113,400	6,350
FleetBoston Financial Corp.	142,537	5,469
Golden State Bancorp, Inc.	66,200	1,973
Mellon Financial Corp.	97,700	3,999
Oversea-Chinese Banking Corp. Ltd.	116,000	701
PNC Financial Services Group, Inc.	27,100	1,763
Washington Mutual, Inc.	72,900	3,640
Wells Fargo & Co.	102,000	4,791
		30,676
Diversified Financials - 7.8%
American Express Co.	188,330	7,993
Charles Schwab Corp.	127,400	2,523
Citigroup, Inc.	304,500	14,966
Credit Saison Co. Ltd.	55,700	1,195
Fannie Mae	230,700	18,516
Freddie Mac	124,500	8,192
J.P. Morgan Chase & Co.	59,100	2,836
JAFCO Co. Ltd.	1,000	120
Morgan Stanley Dean Witter & Co.	34,100	2,141
Nikko Securities Co. Ltd.	213,000	1,834
		60,316
Insurance - 3.4%
AFLAC, Inc.	111,800	3,555
American International Group, Inc.	192,412	15,739
MetLife, Inc.	183,100	5,310
The Chubb Corp.	21,900	1,462
		26,066
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.5%
Equity Residential Properties Trust (SBI)	77,400	$ 4,063
TOTAL FINANCIALS		121,121
HEALTH CARE - 16.5%
Biotechnology - 3.1%
Alkermes, Inc. (a)	59,500	1,823
Amgen, Inc. (a)	35,400	2,164
Applera Corp. - Celera Genomics Group (a)	30,200	1,246
Cell Therapeutics, Inc. (a)	63,600	1,587
COR Therapeutics, Inc. (a)	46,700	1,448
CV Therapeutics, Inc. (a)	31,900	1,509
Genentech, Inc. (a)	27,900	1,465
Human Genome Sciences, Inc. (a)	63,700	4,091
ImClone Systems, Inc. (a)	24,800	1,003
Immunex Corp. (a)	67,600	1,032
Millennium Pharmaceuticals, Inc. (a)	63,900	2,344
Myriad Genetics, Inc. (a)	10,400	551
Protein Design Labs, Inc. (a)	30,200	1,940
QLT, Inc. (a)	38,200	1,019
XOMA Ltd. (a)	104,600	1,170
		24,392
Health Care Equipment & Supplies - 1.8%
Caliper Technologies Corp. (a)	1,870	43
Guidant Corp. (a)	38,800	1,591
Luxottica Group Spa sponsored ADR	138,700	2,062
Medtronic, Inc.	149,900	6,686
Novoste Corp. (a)	89,648	1,823
Stryker Corp.	30,200	1,791
		13,996
Health Care Providers & Services - 2.7%
Andrx Group (a)	39,300	2,319
HCA - The Healthcare Co.	178,000	6,889
Health Management Associates, Inc. Class A (a)	79,400	1,423
Tenet Healthcare Corp. (a)	231,800	10,348
		20,979
Pharmaceuticals - 8.9%
Allergan, Inc.	17,200	1,307
Bristol-Myers Squibb Co.	235,900	13,210
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Cambridge Antibody Technology Group PLC	43,600	$ 1,185
Elan Corp. PLC sponsored ADR (a)	80,700	4,047
Johnson & Johnson	36,400	3,512
Merck & Co., Inc.	289,040	21,958
Mylan Laboratories, Inc.	15,500	414
Pfizer, Inc.	425,618	18,429
Shire Pharmaceuticals Group PLC sponsored ADR (a)	27,200	1,357
Watson Pharmaceuticals, Inc. (a)	75,300	3,750
		69,169
TOTAL HEALTH CARE		128,536
INDUSTRIALS - 8.4%
Aerospace & Defense - 0.7%
Boeing Co.	55,200	3,411
Raytheon Co. Class A	62,200	1,832
		5,243
Airlines - 0.5%
AMR Corp. (a)	107,600	4,101
Commercial Services & Supplies - 0.5%
Automatic Data Processing, Inc.	65,300	3,543
Electrical Equipment - 0.4%
Emerson Electric Co.	51,600	3,439
Industrial Conglomerates - 3.9%
General Electric Co.	616,540	29,921
Machinery - 1.3%
Deere & Co.	113,100	4,645
Illinois Tool Works, Inc.	50,790	3,219
Ingersoll-Rand Co.	48,800	2,294
		10,158
Road & Rail - 1.1%
Canadian National Railway Co.	91,070	3,615
Union Pacific Corp.	90,200	5,131
		8,746
TOTAL INDUSTRIALS		65,151
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 21.9%
Communications Equipment - 2.0%
Brocade Communications Systems, Inc. (a)	47,900	$ 1,820
CIENA Corp. (a)	32,600	1,795
Cisco Systems, Inc. (a)	341,680	5,802
JDS Uniphase Corp. (a)	43,400	928
QUALCOMM, Inc. (a)	41,600	2,386
Telefonaktiebolaget LM Ericsson AB sponsored ADR	105,800	680
UTStarcom, Inc. (a)	85,900	2,144
		15,555
Computers & Peripherals - 5.4%
Apple Computer, Inc. (a)	122,100	3,112
Dell Computer Corp. (a)	169,300	4,442
EMC Corp.	213,300	8,447
Gateway, Inc. (a)	101,400	1,927
International Business Machines Corp.	135,600	15,613
Sun Microsystems, Inc. (a)	479,692	8,212
		41,753
Electronic Equipment & Instruments - 0.7%
Anritsu Corp.	62,000	1,006
Kyocera Corp.	11,200	1,108
Nidec Corp.	7,900	415
SCI Systems, Inc. (a)	105,200	2,688
		5,217
Internet Software & Services - 0.1%
Homestore.com, Inc. (a)	21,500	687
Semiconductor Equipment & Products - 7.0%
Altera Corp. (a)	43,000	1,087
Applied Materials, Inc. (a)	25,300	1,381
Applied Micro Circuits Corp. (a)	53,800	1,400
Chartered Semiconductor Manufacturing Ltd. ADR (a)	58,500	1,871
Flextronics International Ltd. (a)	114,500	3,079
Integrated Circuit Systems, Inc.	100,600	1,687
Integrated Device Technology, Inc. (a)	57,400	2,248
Intel Corp.	610,100	18,858
International Rectifier Corp. (a)	77,000	4,274
LAM Research Corp. (a)	82,100	2,430
LTX Corp. (a)	155,400	4,183
Micron Technology, Inc. (a)	135,200	6,135
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Texas Instruments, Inc.	120,700	$ 4,671
Vitesse Semiconductor Corp. (a)	37,600	1,275
		54,579
Software - 6.7%
Adobe Systems, Inc.	42,000	1,887
BEA Systems, Inc. (a)	43,000	1,757
Cadence Design Systems, Inc. (a)	76,100	1,575
Micromuse, Inc. (a)	48,400	2,396
Microsoft Corp. (a)	565,800	38,332
Oracle Corp. (a)	248,600	4,017
Siebel Systems, Inc. (a)	56,800	2,589
		52,553
TOTAL INFORMATION TECHNOLOGY		170,344
MATERIALS - 1.3%
Chemicals - 0.4%
PPG Industries, Inc.	60,100	3,194
Metals & Mining - 0.3%
Alcoa, Inc.	66,200	2,741
Paper & Forest Products - 0.6%
Bowater, Inc.	21,030	1,020
Georgia-Pacific Group	102,500	3,332
		4,352
TOTAL MATERIALS		10,287
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.8%
AT&T Corp.	161,100	3,589
SBC Communications, Inc.	146,000	6,023
Verizon Communications	74,800	4,119
		13,731
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	74,800	$ 2,005
AT&T Corp. - Wireless Group	136,800	2,750
		4,755
TOTAL TELECOMMUNICATION SERVICES		18,486
UTILITIES - 2.2%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	46,100	2,275
Entergy Corp.	38,700	1,567
Reliant Resources, Inc.	3,000	90
Southern Co.	177,500	4,152
		8,084
Gas Utilities - 0.5%
NiSource, Inc.	137,200	4,084
Multi-Utilities - 0.7%
Enron Corp.	80,300	5,036
TOTAL UTILITIES		17,204
TOTAL COMMON STOCKS (Cost $691,265)		758,070
Cash Equivalents - 5.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 4.70% (b)	27,295,401	$ 27,295
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	17,675,800	17,676
TOTAL CASH EQUIVALENTS (Cost $44,971)		44,971
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $736,236)		803,041
NET OTHER ASSETS - (3.3)%		(25,422)
NET ASSETS - 100%		$ 777,619
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $752,313,000. Net unrealized appreciation aggregated $50,728,000, of which $111,635,000 related to appreciated investment securities and $60,907,000 related to depreciated investment securities.

The fund hereby designates approximately $9,303,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At April 30, 2001, the fund had a capital loss carryforward of approximately $10,537,000, all of which will expire on April 30, 2009.
The fund intends to elect to defer to its fiscal year ending April 30, 2002 approximately $60,746,000 of losses recognized during the period November 1, 2000 to April 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2001
Assets
Investment in securities, at value (including securities loaned of $17,263) (cost $736,236) - See accompanying schedule		$ 803,041
Receivable for investments sold		11,860
Receivable for fund shares sold		849
Dividends receivable		538
Interest receivable		68
Other receivables		17
Total assets		816,373
Liabilities
Payable for investments purchased	$ 19,066
Payable for fund shares redeemed	1,447
Accrued management fee	430
Other payables and accrued expenses	135
Collateral on securities loaned, at value	17,676
Total liabilities		38,754
Net Assets		$ 777,619
Net Assets consist of:
Paid in capital		$ 798,619
Undistributed net investment income		44
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,843)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		66,799
Net Assets, for 47,098 shares outstanding		$ 777,619
Net Asset Value, offering price and redemption price per share ($777,619 ÷ 47,098 shares)		$16.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2001
Investment Income Dividends		$ 7,227
Interest		1,479
Security lending		166
Total income		8,872
Expenses
Management fee Basic fee	$ 5,554
Performance adjustment	1,082
Transfer agent fees	2,235
Accounting and security lending fees	257
Non-interested trustees' compensation	3
Custodian fees and expenses	65
Registration fees	44
Audit	31
Legal	4
Interest	7
Miscellaneous	4
Total expenses before reductions	9,286
Expense reductions	(306)	8,980
Net investment income (loss)		(108)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(78,997)
Foreign currency transactions	16	(78,981)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(128,629)
Assets and liabilities in foreign currencies	(1)	(128,630)
Net gain (loss)		(207,611)
Net increase (decrease) in net assets resulting from operations		$ (207,719)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2001	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (108)	$ 547
Net realized gain (loss)	(78,981)	49,992
Change in net unrealized appreciation (depreciation)	(128,630)	108,941
Net increase (decrease) in net assets resulting from operations	(207,719)	159,480
Distributions to shareholders From net investment income	-	(957)
In excess of net investment income	(494)	-
From net realized gain	(32,910)	(19,130)
In excess of net realized gain	(8,217)	-
Total distributions	(41,621)	(20,087)
Share transactions Net proceeds from sales of shares	430,508	849,804
Reinvestment of distributions	39,095	19,167
Cost of shares redeemed	(557,581)	(526,476)
Net increase (decrease) in net assets resulting from share transactions	(87,978)	342,495
Total increase (decrease) in net assets	(337,318)	481,888
Net Assets
Beginning of period	1,114,937	633,049
End of period (including undistributed net investment income of $44 and $0, respectively)	$ 777,619	$ 1,114,937
Other Information Shares
Sold	23,180	43,007
Issued in reinvestment of distributions	1,889	1,002
Redeemed	(30,273)	(26,131)
Net increase (decrease)	(5,204)	17,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 21.32	$ 18.39	$ 16.45	$ 12.81	$ 11.72
Income from Investment Operations
Net investment income (loss) B	(.00)	.01	.02	.06	.09
Net realized and unrealized gain (loss)	(4.01)	3.39	4.17	4.71	1.85
Total from investment operations	(4.01)	3.40	4.19	4.77	1.94
Less Distributions
From net investment income	-	(.02)	(.02)	(.06)	(.05)
In excess of net investment income	(.01)	-	-	-	-
From net realized gain	(.63)	(.45)	(2.23)	(1.07)	(.80)
In excess of net realized gain	(.16)	-	-	-	-
Total distributions	(.80)	(.47)	(2.25)	(1.13)	(.85)
Net asset value, end of period	$ 16.51	$ 21.32	$ 18.39	$ 16.45	$ 12.81
Total Return A	(19.57)%	18.82%	29.48%	39.03%	17.35%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 778	$ 1,115	$ 633	$ 154	$ 117
Ratio of expenses to average net assets	.96%	.91%	.93%	.86%	1.01%
Ratio of expenses to average net assets after expense reductions	.93% C	.89% C	.90% C	.84% C	.99% C
Ratio of net investment income (loss) to average net assets	(.01)%	.06%	.13%	.39%	.68%
Portfolio turnover rate	118%	99%	100%	159%	110%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2001

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,108,317,000 and $1,213,887,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .69% of average net assets after the performance adjustment.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $76,000 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $18,643,000. The weighted average interest rate was 6.675%. At period end there were no interfund loans outstanding.

7. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $283,000 under this arrangement.

In addition, through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $23,000 under this arrangement.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund, (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 8, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 6% and 100% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Karen M. Firestone, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Mid-Cap Stock

Fund

Annual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Mid-Cap Stock	6.47%	169.25%	329.64%
S&P ® MidCap 400	7.04%	129.24%	223.43%
Mid-Cap Funds Average	-8.41%	85.97%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 29, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 484 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Mid-Cap Stock	6.47%	21.91%	22.82%
S&P MidCap 400	7.04%	18.05%	18.00%
Mid-Cap Funds Average	-8.41%	12.74%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $42,964 - a 329.64% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $32,343 - a 223.43% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper mid-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2001, the one year and five year cumulative total returns for the mid-cap core funds average were 1.68% and 95.69%, respectively. The one year and five year average annual total returns were 1.68% and 13.96%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were -7.47%, and 81.01%, respectively. The one year and five year average annual total returns were -7.47% and 11.72%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

U.S. stock market performance was largely dictated by the direction of technology and other new economy stocks during the 12-month period that ended April 30, 2001. As early as May and June of 2000, investors began to see signs that the new economy stocks that had driven the market to new heights were finally coming back to earth. Rising interest rates and a slew of negative earnings disappointments contributed to the reality check, and by the end of the fourth quarter fundamentals in the technology sector had grown materially worse. The NASDAQ Composite® Index - a common measure of tech stock performance - fell 45.07% during the period. And the weakness wasn't confined to the technology sector. The Standard & Poor's 500SM Index - an index of 500 larger companies - tumbled 12.97% during the period, while the Russell 2000® Index - which tracks small-company per-formance - declined 2.86%. Instead, gun-shy investors tended to favor stable-growth and value stocks over riskier alternatives - the Russell 3000® Value Index was up 7.56% during the period. Against this volatile backdrop, the Federal Reserve Board did an about-face regarding its interest-rate policy, trimming two full percentage points off short-term rates during the period. The effect, however, was minimal, as record job losses in March and April of 2001 - combined with soaring gasoline and electricity prices - made consumer confidence tenuous at best.

(Portfolio Manager photograph)
An interview with David Felman, Portfolio Manager of Fidelity Mid-Cap Stock Fund

Q. How did the fund perform, David?

A. For the 12-month period that ended April 30, 2001, the fund returned 6.47%. During the same period, the Standard & Poor's MidCap 400 Index returned 7.04%, while the average return of mid-cap funds was -8.41%, as measured by Lipper Inc. My decision to de-emphasize technology stocks through most of the year helped the fund outperform the Lipper peer group, which included many funds that aggressively invested in technology. However, technology stocks rallied in April 2001, the final month of the period, causing the S&P MidCap Index, with a higher weighting in technology, to pull ahead of the fund's return for the 12 months.

Q. What other factors affected performance?

A. I overweighted technology stocks very early in the period. However, by June 2000, I became concerned about valuations as cracks appeared in the environments for both the Internet and the wireless telecommunications industries. As growth slowed and demand plateaued, companies involved in these industries found they were dealing with overbuilt equipment inventories. I substantially cut the fund's technology position, which was 38.9% of net assets at the start of the 12-month period. This de-emphasis helped relative performance substantially during 2000 and the first three months of 2001, as tech stocks suffered through a severe slump. The fund, however, did not participate in the rally in technology stocks in the final month of the fiscal year when investors became optimistic about prospects for a recovery in the sector.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Outside of technology, which industries had the greatest influence on the fund's return?

A. Finance and health care both had major impacts on fund performance. In the finance sector, I emphasized government-sponsored enterprises, such as Freddie Mac and Fannie Mae, which benefited from declining interest rates. In health care, HMOs did very well early in the period, as they gained pricing power and raised their premiums. At the same time, they took greater control over their costs. However, these benefits faded late in the period as the slowing economy and rising pharmaceutical costs cut into their ability to raise prices and control expenses. As a hedge to my de-emphasis of technology, I focused on biotech companies. However, while their stocks went down with technology stocks earlier in the period, they failed to participate in the April tech rebound.

Q. What specific investments helped the fund's returns?

A. Freddie Mac was a major contributor to performance. Several consumer staples investments, especially tobacco stocks, also helped. RJ Reynolds and Philip Morris benefited from an easing of the threat of tobacco litigation. The impending spin-off of the Kraft foods division also helped lift the valuation of Philip Morris.

Q. What investments detracted from performance?

A. DoubleClick, the leading advertising company on the Internet, did well very early in the period, but faded as advertising on the Web fell off. Sepracor, a biotech company involved in developing solutions that would ameliorate the side effects of several major drugs, proved to be a disappointment. Major pharmaceutical companies backed away from earlier expressions of interest in Sepracor's products. Pegasus, a satellite television company, was a potential acquisition target, but consolidation in the direct TV industry has been slower than anticipated. As a result, its performance failed to live up to expectations.

Q. What's your outlook, David?

A. I'm cautious about whether demand for technology will come back as soon as the industry hopes. I believe we may be in a prolonged period of flat demand for both wireless communications and the Internet, reducing the growth in infrastructure and investments on systems. With this as a backdrop, I'm more likely to be looking for specific situations in the technology sector, rather than trying to anticipate any major positive trends. In general, I will seek companies with improving fundamentals and the opportunity to increase earnings, even in an uncertain economic environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized market capitalizations.

Fund number: 337

Trading symbol: FMCSX

Start date: March 29, 1994

Size: as of April 30, 2001, more than $6.9 billion

Manager: David Felman, since 1999; manager, Fidelity Advisor Mid Cap Fund, since 1999; Fidelity Convertible Securities Fund, 1997-1999; Fidelity Select Telecommunications Portfolio, 1994-1996; joined Fidelity in 1993

3

David Felman on the factors that could signal a revival in technology stocks:

"To be encouraged to make a major commitment to technology, I would first like to see some market acknowledgement of the risks within the sector. It would be a favorable signal that risks and potential are in balance if stock prices were to move to more moderate levels in relation to company earnings. On the other hand, if stocks continue trading at very high price-to-earnings ratios, it would signal that investors have not yet begun to recognize the risks.

"I also would like to see improvement in the technology industry's fundamentals, with positive trends in demand, products, revenues and earnings. Finally, I would look for a sense that the public is less enamored with technology investing and less eager to invest on any dip in a company's stock price.

"It might be time to start easing back into technology if I see signs that investors are becoming more selective about tech stocks. In the absence of these signals, I think it's still a very risky environment to make a major move back into the sector."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Freddie Mac	4.4	2.8
Fannie Mae	2.2	1.1
USA Education, Inc.	2.1	0.2
AMBAC Financial Group, Inc.	1.1	0.8
Newmont Mining Corp.	1.1	0.0
Philip Morris Companies, Inc.	1.1	0.4
IDEC Pharmaceuticals Corp.	1.0	0.6
RJ Reynolds Tobacco Holdings, Inc.	0.9	0.5
Fidelity National Financial, Inc.	0.9	0.0
Genzyme Corp. - General Division	0.9	0.7
	15.7
Top Five Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	11.3
Health Care	13.1	23.0
Materials	10.0	5.2
Consumer Staples	8.5	5.1
Energy	6.0	7.4
Asset Allocation (% of fund's net assets)
As of April 30, 2001 *		As of October 31, 2000 **
	Stocks 77.8%		Stocks and Equity Futures 89.8%
	Bonds 3.8%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 18.4%		Short-Term Investments and Net Other Assets 10.2%
* Foreign investments	6.7%	** Foreign investments	4.2%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments April 30, 2001

Showing Percentage of Net Assets

Common Stocks - 77.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 3.6%
Auto Components - 0.1%
Superior Industries International, Inc.	265,300	$ 10,678
Automobiles - 0.2%
DaimlerChrysler AG (Reg.)	282,500	13,941
Hotels Restaurants & Leisure - 1.1%
Brinker International, Inc. (a)	621,750	17,844
Darden Restaurants, Inc.	292,400	7,985
International Game Technology (a)	265,800	14,866
Jack in the Box, Inc. (a)	563,620	14,919
Tricon Global Restaurants, Inc. (a)	370,400	16,601
Wendy's International, Inc.	325,800	8,253
		80,468
Household Durables - 0.5%
Centex Corp.	128,400	5,540
Ethan Allen Interiors, Inc.	279,800	9,933
Furniture Brands International, Inc. (a)	267,500	6,064
M.D.C. Holdings, Inc.	245,700	10,570
Mohawk Industries, Inc. (a)	143,600	4,690
		36,797
Leisure Equipment & Products - 0.2%
Mattel, Inc.	704,400	11,376
Media - 0.2%
Chris-Craft Industries, Inc.	74,500	5,290
Scholastic Corp. (a)	163,528	6,826
		12,116
Multiline Retail - 0.4%
Consolidated Stores Corp. (a)	452,500	4,978
Costco Wholesale Corp. (a)	156,800	5,477
Kmart Corp. (a)	1,445,400	14,454
		24,909
Specialty Retail - 0.5%
Abercrombie & Fitch Co. Class A (a)	256,300	8,535
AutoNation, Inc.	1,531,300	16,615
O'Reilly Automotive, Inc. (a)	381,200	9,015
		34,165
Textiles & Apparel - 0.4%
Jones Apparel Group, Inc. (a)	185,800	7,384
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
Liz Claiborne, Inc.	135,580	$ 6,665
Reebok International Ltd. (a)	601,500	15,416
		29,465
TOTAL CONSUMER DISCRETIONARY		253,915
CONSUMER STAPLES - 8.5%
Beverages - 0.6%
Pepsi Bottling Group, Inc.	609,300	24,384
PepsiCo, Inc.	485,600	21,274
		45,658
Food & Drug Retailing - 2.5%
CVS Corp.	182,500	10,758
Delhaize Freres & Compagnie Le Lion SA sponsored ADR (a)	347,280	18,284
Fleming Companies, Inc.	493,100	14,522
George Weston Ltd.	290,800	17,031
Kroger Co. (a)	966,600	21,835
Performance Food Group Co. (a)	238,700	12,883
Rite Aid Corp. (a)	810,200	5,906
Safeway, Inc. (a)	317,000	17,213
Sysco Corp.	1,672,600	47,034
Walgreen Co.	301,600	12,902
		178,368
Food Products - 2.3%
Archer-Daniels-Midland Co.	1,923,400	22,908
Earthgrains Co.	659,200	14,832
Flowers Foods, Inc. (a)	332,654	9,065
H.J. Heinz Co.	295,600	11,573
Hershey Foods Corp.	418,600	25,288
IBP, Inc.	434,100	6,902
McCormick & Co., Inc. (non-vtg.)	465,100	18,278
Nestle SA (Reg.)	11,940	24,715
Smithfield Foods, Inc. (a)	174,200	5,966
Wm. Wrigley Jr. Co.	378,200	18,271
		157,798
Household Products - 0.4%
Kimberly-Clark Corp.	431,200	25,613
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 0.6%
Alberto-Culver Co. Class B	720,280	$ 29,344
Carter-Wallace, Inc.	445,600	10,115
		39,459
Tobacco - 2.1%
DIMON, Inc.	504,900	4,529
Philip Morris Companies, Inc.	1,480,900	74,208
RJ Reynolds Tobacco Holdings, Inc.	1,134,100	66,424
		145,161
TOTAL CONSUMER STAPLES		592,057
ENERGY - 6.0%
Energy Equipment & Services - 1.8%
BJ Services Co. (a)	200,300	16,475
Cooper Cameron Corp. (a)	195,100	12,303
ENSCO International, Inc.	329,000	12,798
Global Marine, Inc. (a)	711,600	20,459
Pride International, Inc. (a)	166,400	4,431
Smith International, Inc. (a)	100,300	8,143
Tidewater, Inc.	286,900	13,447
Transocean Sedco Forex, Inc.	167,200	9,076
Varco International, Inc. (a)	481,547	11,259
Weatherford International, Inc.	272,700	15,879
		124,270
Oil & Gas - 4.2%
Apache Corp.	182,300	11,660
Ashland, Inc.	513,200	22,098
Burlington Resources, Inc.	198,200	9,357
Conoco, Inc. Class B	1,322,800	40,240
Devon Energy Corp.	96,024	5,666
EOG Resources, Inc.	392,000	18,185
Equitable Resources, Inc.	310,600	24,848
Noble Affiliates, Inc.	136,700	5,942
Occidental Petroleum Corp.	674,600	20,319
Sunoco, Inc.	525,600	19,983
Texaco, Inc.	156,800	11,334
Tosco Corp.	1,276,119	58,765
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
USX - Marathon Group	471,540	$ 15,070
Valero Energy Corp.	552,100	26,589
		290,056
TOTAL ENERGY		414,326
FINANCIALS - 21.8%
Banks - 1.7%
Commerce Bancorp, Inc.	243,301	16,788
Dime Bancorp, Inc.	967,900	32,279
Greenpoint Financial Corp.	383,000	14,094
Investors Financial Services Corp.	138,100	9,880
Mercantile Bankshares Corp.	208,697	7,837
North Fork Bancorp, Inc.	951,780	25,270
SouthTrust Corp.	163,800	7,789
Washington Mutual, Inc.	114,880	5,736
		119,673
Diversified Financials - 10.6%
AMBAC Financial Group, Inc.	1,436,400	77,293
Countrywide Credit Industries, Inc.	908,876	38,782
Fannie Mae	1,899,700	152,470
Federated Investors, Inc. Class B (non-vtg.)	510,400	14,878
Freddie Mac	4,654,500	306,264
Student Loan Corp.	14,200	1,037
USA Education, Inc.	2,081,490	147,994
		738,718
Insurance - 9.3%
ACE Ltd.	1,043,200	37,242
AFLAC, Inc.	493,300	15,687
Allmerica Financial Corp.	74,100	3,742
Allstate Corp.	756,500	31,584
American Financial Group, Inc.	330,700	8,793
American International Group, Inc.	408,400	33,407
Arthur J. Gallagher & Co.	596,200	15,036
Berkshire Hathaway, Inc.:
Class A (a)	819	55,692
Class B (a)	17,920	40,768
Everest Re Group Ltd.	354,120	22,611
Fidelity National Financial, Inc.	2,736,210	64,055
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
First American Corp.	2,044,200	$ 40,782
Hartford Financial Services Group, Inc.	71,900	4,465
Hilb, Rogal & Hamilton Co.	148,600	5,855
John Hancock Financial Services, Inc.	674,800	25,069
Leucadia National Corp.	93,700	3,003
Loews Corp.	432,000	29,121
Markel Corp. (a)	43,200	8,478
MBIA, Inc.	900,750	43,101
Mercury General Corp.	328,900	11,429
MetLife, Inc.	793,700	23,017
PartnerRe Ltd.	204,900	10,046
Progressive Corp.	142,900	16,691
Protective Life Corp.	551,900	16,513
RenaissanceRe Holdings Ltd.	102,500	6,550
SAFECO Corp.	217,400	5,805
The Chubb Corp.	438,400	29,263
The St. Paul Companies, Inc.	213,700	9,638
Unitrin, Inc.	35,100	1,304
XL Capital Ltd. Class A	352,900	24,985
		643,732
Real Estate - 0.2%
Archstone Communities Trust	449,400	11,586
United Dominion Realty Trust, Inc.	428,800	5,476
		17,062
TOTAL FINANCIALS		1,519,185
HEALTH CARE - 13.1%
Biotechnology - 3.5%
Biogen, Inc. (a)	214,600	13,876
Celgene Corp. (a)	6,630	117
Chiron Corp. (a)	105,000	5,041
CV Therapeutics, Inc. (a)	112,400	5,318
Enzon, Inc. (a)	81,400	4,853
Genzyme Corp. - General Division (a)	569,177	62,023
Gilead Sciences, Inc. (a)	202,500	9,918
IDEC Pharmaceuticals Corp. (a)	1,382,000	67,994
ImClone Systems, Inc. (a)	719,300	29,103
Millennium Pharmaceuticals, Inc. (a)	739,994	27,143
Sepracor, Inc. (a)	301,200	7,940
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Techne Corp. (a)	242,400	$ 7,781
Vertex Pharmaceuticals, Inc. (a)	79,450	3,064
		244,171
Health Care Equipment & Supplies - 2.2%
Becton, Dickinson & Co.	403,300	13,047
Biomet, Inc.	444,500	18,993
Guidant Corp. (a)	3,500	144
Hillenbrand Industries, Inc.	489,300	24,710
Invacare Corp.	343,900	12,140
Medtronic, Inc.	229,100	10,218
Novoste Corp. (a)	552,400	11,230
St. Jude Medical, Inc. (a)	747,200	42,777
Stryker Corp.	212,700	12,611
Varian Medical Systems, Inc. (a)	112,200	7,731
		153,601
Health Care Providers & Services - 6.0%
AmeriPath, Inc. (a)	616,600	15,390
AmeriSource Health Corp. Class A (a)	529,990	28,619
Apria Healthcare Group, Inc. (a)	280,900	7,295
Cardinal Health, Inc.	320,100	21,575
Caremark Rx, Inc. (a)	531,400	8,423
CIGNA Corp.	416,850	44,478
Express Scripts, Inc. Class A (a)	95,300	8,091
First Health Group Corp. (a)	210,600	10,951
HCA - The Healthcare Co.	811,700	31,413
Health Management Associates, Inc. Class A (a)	1,646,200	29,500
HEALTHSOUTH Corp. (a)	1,872,100	26,303
Lifepoint Hospitals, Inc. (a)	446,900	15,516
Lincare Holdings, Inc. (a)	169,300	8,443
Manor Care, Inc. (a)	216,900	5,032
McKesson HBOC, Inc.	333,500	10,285
Oxford Health Plans, Inc. (a)	886,300	27,564
Priority Healthcare Corp. Class B (a)	236,000	8,208
Quest Diagnostics, Inc. (a)	76,200	9,388
Tenet Healthcare Corp. (a)	703,100	31,386
Triad Hospitals, Inc. (a)	179,147	5,509
UnitedHealth Group, Inc.	592,300	38,784
Wellpoint Health Networks, Inc. (a)	220,600	21,674
		413,827
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - 1.4%
Biovail Corp. (a)	479,000	$ 18,858
IVAX Corp. (a)	476,400	19,080
King Pharmaceuticals, Inc. (a)	621,200	26,171
PRAECIS Pharmaceuticals, Inc.	360,600	7,912
Teva Pharmaceutical Industries Ltd. sponsored ADR	454,200	24,731
		96,752
TOTAL HEALTH CARE		908,351
INDUSTRIALS - 5.9%
Aerospace & Defense - 0.2%
L-3 Communications Holdings, Inc. (a)	158,600	12,252
Air Freight & Couriers - 0.3%
Expeditors International of Washington, Inc.	230,430	11,528
Forward Air Corp. (a)	169,500	5,882
United Parcel Service, Inc. Class B	101,300	5,820
		23,230
Building Products - 0.9%
American Standard Companies, Inc. (a)	762,470	45,939
York International Corp.	472,400	14,271
		60,210
Commercial Services & Supplies - 1.5%
ChoicePoint, Inc. (a)	673,050	24,970
Concord EFS, Inc. (a)	516,538	24,045
Fiserv, Inc. (a)	322,200	17,831
National Processing, Inc. (a)	263,100	6,146
Per-Se Technologies, Inc. warrants 7/8/03 (a)	10,733	0
The BISYS Group, Inc. (a)	729,200	35,147
		108,139
Electrical Equipment - 0.1%
Thermo Electron Corp. (a)	203,100	5,354
Machinery - 0.7%
Danaher Corp.	233,200	13,062
Flowserve Corp. (a)	646,100	18,285
Parker-Hannifin Corp.	238,700	11,128
Tennant Co.	141,100	6,079
		48,554
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Marine - 0.1%
Teekay Shipping Corp.	184,700	$ 9,372
Road & Rail - 2.1%
Burlington Northern Santa Fe Corp.	230,900	6,788
C.H. Robinson Worldwide, Inc.	329,010	8,903
Canadian National Railway Co.	954,500	37,889
CSX Corp.	1,176,000	41,242
GATX Corp.	83,700	3,335
Landstar System, Inc. (a)	144,800	9,455
Norfolk Southern Corp.	468,790	9,254
Union Pacific Corp.	463,400	26,363
		143,229
TOTAL INDUSTRIALS		410,340
INFORMATION TECHNOLOGY - 3.0%
Electronic Equipment & Instruments - 1.1%
Avnet, Inc.	303,900	7,752
Diebold, Inc.	158,900	5,179
Mettler-Toledo International, Inc. (a)	889,000	39,338
PerkinElmer, Inc.	12,900	863
Waters Corp. (a)	488,100	25,479
		78,611
IT Consulting & Services - 1.5%
Affiliated Computer Services, Inc. Class A (a)	798,100	57,463
SunGard Data Systems, Inc. (a)	847,320	46,831
		104,294
Semiconductor Equipment & Products - 0.1%
RF Micro Devices, Inc. (a)	56,400	1,657
TriQuint Semiconductor, Inc. (a)	98,800	2,868
		4,525
Software - 0.3%
DST Systems, Inc. (a)	172,900	8,493
Electronic Arts, Inc. (a)	185,500	10,503
Informix Corp. (a)	116,300	582
		19,578
TOTAL INFORMATION TECHNOLOGY		207,008
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 10.0%
Chemicals - 3.0%
Agrium, Inc.	2,868,300	$ 31,731
Engelhard Corp.	242,700	6,240
Georgia Gulf Corp.	801,300	14,720
IMC Global, Inc.	1,514,900	18,179
Lyondell Chemical Co.	215,300	3,382
Olin Corp.	381,200	7,224
Potash Corp. of Saskatchewan	673,870	38,616
Praxair, Inc.	985,400	46,639
Sigma Aldrich Corp.	1,006,700	46,348
		213,079
Containers & Packaging - 0.7%
Packaging Corp. of America (a)	826,500	11,678
Pactiv Corp. (a)	2,007,200	28,061
Smurfit-Stone Container Corp. (a)	522,700	7,658
		47,397
Metals & Mining - 5.0%
Agnico-Eagle Mines Ltd.	1,112,600	8,145
Alcan, Inc.	562,700	25,028
Allegheny Technologies, Inc.	668,510	12,194
Antofagasta Holdings PLC	456,600	3,345
Arch Coal, Inc.	455,200	14,088
Barrick Gold Corp.	3,011,250	49,283
CONSOL Energy, Inc.	343,700	13,147
Falconbridge Ltd.	951,400	11,206
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	815,400	11,546
Meridian Gold, Inc. (a)	2,319,350	19,093
Newmont Mining Corp.	4,121,100	75,128
Outokumpu Oyj (A Shares)	1,431,000	12,188
Phelps Dodge Corp.	470,300	21,041
Placer Dome, Inc.	3,929,400	40,785
Stillwater Mining Co. (a)	1,038,298	31,741
		347,958
Paper & Forest Products - 1.3%
Bowater, Inc.	257,900	12,508
Georgia-Pacific Group	563,820	18,330
International Paper Co.	705,400	27,638
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Mead Corp.	259,300	$ 7,312
Weyerhaeuser Co.	416,900	23,567
		89,355
TOTAL MATERIALS		697,789
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.6%
CenturyTel, Inc.	1,111,400	30,208
SBC Communications, Inc.	310,500	12,808
TeraBeam Networks (c)	12,800	13
		43,029
Wireless Telecommunication Services - 0.1%
Metro One Telecommunications, Inc. (a)	156,400	6,620
TOTAL TELECOMMUNICATION SERVICES		49,649
UTILITIES - 5.2%
Electric Utilities - 4.0%
AES Corp. (a)	331,988	15,826
Allegheny Energy, Inc.	478,500	24,480
Alliant Energy Corp.	213,300	6,655
Ameren Corp.	504,200	21,161
American Electric Power Co., Inc.	706,100	34,839
DPL, Inc.	770,400	23,875
Duke Energy Corp.	358,000	16,740
Exelon Corp.	329,900	22,780
Mirant Corp.	240,416	9,809
NSTAR Companies	275,000	11,088
Public Service Enterprise Group, Inc.	266,500	12,376
Reliant Energy, Inc.	354,300	17,556
Southern Co.	1,200,200	28,073
TXU Corp.	316,100	13,896
Xcel Energy, Inc.	635,600	19,831
		278,985
Gas Utilities - 0.7%
Kinder Morgan, Inc.	403,000	23,656
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - continued
NiSource, Inc.	639,269	$ 19,031
Sempra Energy	263,500	7,291
		49,978
Multi-Utilities - 0.5%
SCANA Corp.	482,000	13,525
Utilicorp United, Inc.	543,236	19,176
		32,701
TOTAL UTILITIES		361,664
TOTAL COMMON STOCKS (Cost $4,796,476)		5,414,284
Convertible Preferred Stocks - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
Mirant Trust I Series A, $3.12 (Cost $1,245)	24,900	2,042
U.S. Treasury Obligations - 3.8%
Moody's Ratings (unaudited)		Principal Amount (000s)
U.S. Treasury Bonds:
5.25% 11/15/28	Aaa	$ 41,975	38,191
5.25% 2/15/29	Aaa	50,950	46,373
5.5% 8/15/28	Aaa	45,100	42,563
6.125% 8/15/29	Aaa	42,700	44,014
6.25% 5/15/30	Aaa	35,950	37,893
U.S. Treasury Notes:
5.75% 8/15/10	Aaa	9,700	9,947
6.5% 2/15/10	Aaa	43,875	47,262
TOTAL U.S. TREASURY OBLIGATIONS (Cost $279,558)			266,243
Cash Equivalents - 18.4%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 4.52%, dated 4/30/01 due 5/1/01	$ 61,670	$ 61,662
	Shares
Fidelity Cash Central Fund, 4.70% (b)	1,191,573,691	1,191,574
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	22,733,450	22,733
TOTAL CASH EQUIVALENTS (Cost $1,275,969)		1,275,969
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $6,353,248)		6,958,538
NET OTHER ASSETS - 0.0%		(885)
NET ASSETS - 100%		$ 6,957,653
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 48
Income Tax Information

At April 30, 2001, the aggregate cost
of investment securities for income tax purposes was $6,367,062,000. Net unrealized appreciation aggregated $591,476,000, of which $771,297,000 related to appreciated investment securities and $179,821,000 related to depreciated investment securities.

The fund hereby designates approximately $294,399,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending April 30, 2002 approximately $89,438,000 of losses recognized during the period November 1, 2000 to April 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per share amounts)	April 30, 2001
Assets
Investment in securities, at value (including securities loaned of $21,975 and repurchase agreements of $61,662) (cost $6,353,248) - See accompanying schedule		$ 6,958,538
Cash		1,527
Receivable for investments sold		51,045
Receivable for fund shares sold		22,958
Dividends receivable		2,058
Interest receivable		9,231
Redemption fees receivable		1
Other receivables		85
Total assets		7,045,443
Liabilities
Payable for investments purchased	$ 43,794
Payable for fund shares redeemed	16,420
Accrued management fee	3,797
Other payables and accrued expenses	1,046
Collateral on securities loaned, at value	22,733
Total liabilities		87,790
Net Assets		$ 6,957,653
Net Assets consist of:
Paid in capital		$ 6,427,645
Undistributed net investment income		21,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,053)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		605,292
Net Assets, for 288,191 shares outstanding		$ 6,957,653
Net Asset Value, offering price and redemption price per share ($6,957,653 ÷ 288,191 shares)		$24.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2001
Investment Income Dividends		$ 41,220
Interest		54,274
Security lending		1,185
Total income		96,679
Expenses
Management fee Basic fee	$ 33,845
Performance adjustment	5,164
Transfer agent fees	11,360
Accounting and security lending fees	701
Non-interested trustees' compensation	20
Custodian fees and expenses	160
Registration fees	1,268
Audit	40
Legal	22
Interest	13
Miscellaneous	15
Total expenses before reductions	52,608
Expense reductions	(3,257)	49,351
Net investment income		47,328
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	157,746
Foreign currency transactions	(453)
Futures contracts	2,158	159,451
Change in net unrealized appreciation (depreciation) on:
Investment securities	(37,723)
Assets and liabilities in foreign currencies	(36)	(37,759)
Net gain (loss)		121,692
Net increase (decrease) in net assets resulting from operations		$ 169,020

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2001	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 47,328	$ (4,648)
Net realized gain (loss)	159,451	422,079
Change in net unrealized appreciation (depreciation)	(37,759)	332,703
Net increase (decrease) in net assets resulting from operations	169,020	750,134
Distributions to shareholders From net investment income	(25,102)	(886)
From net realized gain	(383,752)	(238,596)
In excess of net realized gain	(97,510)	-
Total distributions	(506,364)	(239,482)
Share transactions Net proceeds from sales of shares	5,664,195	3,197,174
Reinvestment of distributions	491,163	229,000
Cost of shares redeemed	(2,931,496)	(1,574,354)
Net increase (decrease) in net assets resulting from share transactions	3,223,862	1,851,820
Redemption fees	87	-
Total increase (decrease) in net assets	2,886,605	2,362,472
Net Assets
Beginning of period	4,071,048	1,708,576
End of period (including undistributed net investment income of $21,769 and $0, respectively)	$ 6,957,653	$ 4,071,048
Other Information Shares
Sold	225,669	130,995
Issued in reinvestment of distributions	19,908	12,171
Redeemed	(119,394)	(70,072)
Net increase (decrease)	126,183	73,094

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 25.13	$ 19.22	$ 18.80	$ 14.30	$ 14.83
Income from Investment Operations
Net investment income (loss) B	.20	(.04)	.01	(.02)	.03
Net realized and unrealized gain (loss)	1.41	8.55	1.69	6.30	.73
Total from investment operations	1.61	8.51	1.70	6.28	.76
Less Distributions
From net investment income	(.10)	(.01)	-	(.01)	(.03)
From net realized gain	(1.99)	(2.59)	(1.28)	(1.77)	(1.26)
In excess of net realized gain	(.51)	-	-	-	-
Total distributions	(2.60)	(2.60)	(1.28)	(1.78)	(1.29)
Redemption fees added to paid in capital	.00	-	-	-	-
Net asset value, end of period	$ 24.14	$ 25.13	$ 19.22	$ 18.80	$ 14.30
Total Return A	6.47%	49.47%	9.92%	46.55%	5.03%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 6,958	$ 4,071	$ 1,709	$ 1,898	$ 1,101
Ratio of expenses to average net assets	.90%	.89%	.77%	.90%	1.00%
Ratio of expenses to average net assets after expense reductions	.84% C	.86% C	.74% C	.86% C	.96% C
Ratio of net investment income (loss) to average net assets	.81%	(.20)%	.08%	(.10)%	.17%
Portfolio turnover rate	218%	205%	121%	132%	155%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2001

1. Significant Accounting Policies.

Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting
Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares purchased after March 14, 2001 and held in the fund less than 30 days are subject to a short-term trading fee equal to 0.75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $12,766,399,000 and $11,044,299,000, respectively, of which U.S. government and government agency obligations aggregated $297,297,000 and $18,001,000, respectively.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments - continued

The market value of futures contracts opened and closed during the period amounted to $945,141,000 and $947,299,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .67% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Funds - continued

earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $447,000 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $66,582,000. The weighted average interest rate was 7.06%. At period end there were no bank borrowings outstanding.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,973,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $15,000, and $269,000, respectively, under these arrangements.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund, (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 8, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 1% and 81% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

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General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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Abigail P. Johnson, Vice President

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Edward C. Johnson 3d

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Fidelity®

Small Cap Stock

Fund

Annual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 1 year	Life of fund
Fidelity ® Small Cap Stock	0.78%	38.80%
Fidelity Small Cap Stock (incl. 2.00% trading fee)	-1.24%	38.80%
Russell 2000 ®	-2.86%	7.93%
Small Cap Funds Average	-2.93%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 12, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 866 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Life of fund
Fidelity Small Cap Stock	0.78%	11.02%
Fidelity Small Cap Stock (incl. 2.00% trading fee)	-1.24%	11.02%
Russell 2000	-2.86%	2.46%
Small Cap Funds Average	-2.93%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Small Cap Stock Fund on March 12, 1998, when the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $13,880 - a 38.80% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,793 - a 7.93% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2001, the one year cumulative total return for the small-cap core fund's average was 5.74%. The one year average annual total return was 5.74%. The one year cumulative total return for the small-cap supergroup average was 2.06%. The one year average annual total return was 2.06%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

U.S. stock market performance was largely dictated by the direction of technology and other new economy stocks during the 12-month period that ended April 30, 2001. As early as May and June of 2000, investors began to see signs that the new economy stocks that had driven the market to new heights were finally coming back to earth. Rising interest rates and a slew of negative earnings disappointments contributed to the reality check, and by the end of the fourth quarter fundamentals in the technology sector had grown materially worse. The NASDAQ Composite® Index - a common measure of tech stock performance - fell 45.07% during the period. And the weakness wasn't confined to the technology sector. The Standard & Poor's 500SM Index - an index of 500 larger companies - tumbled 12.97% during the period, while the Russell 2000® Index - which tracks small-company per-formance - declined 2.86%. Instead, gun-shy investors tended to favor stable-growth and value stocks over riskier alternatives - the Russell 3000® Value Index was up 7.56% during the period. Against this volatile backdrop, the Federal Reserve Board did an about-face regarding its interest-rate policy, trimming two full percentage points off short-term rates during the period. The effect, however, was minimal, as record job losses in March and April of 2001 - combined with soaring gasoline and electricity prices - made consumer confidence tenuous at best.

(Portfolio Manager photograph)
An interview with Paul Antico, Portfolio Manager of Fidelity Small Cap Stock Fund

Q. How did the fund perform, Paul?

A. It did relatively well in a volatile investing environment. For the 12 months that ended April 30, 2001, the fund returned 0.78%. By comparison, the Russell 2000 Index fell 2.86% and the small cap funds average declined 2.93%, according to Lipper Inc.

Q. What factors helped the fund outperform the index and its peer group?

A. As always, stock selection played the key role. I followed my long-term strategy of finding good companies selling at reasonable prices, and didn't focus too much on trying to predict industry or economic trends. The past six months were especially challenging. I may have moved into some tech stocks a little too early, but overall, my relatively low tech weighting had a positive effect on the fund, and I believe my common-sense, bottom-up strategy paid off. I held a higher-than-usual percentage of cash for much of the period because I couldn't find enough good candidates at acceptable prices in this uncertain environment, and that factor actually helped the fund's performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund's portfolio composition compare to its competitive universe?

A. Individual company and stock fundamentals led me to add significantly to the fund's restaurant holdings, while keeping it underweighted relative to the peer group in financial and energy stocks. As usual, I bought stocks that I believed could add value over the short- and/or long-term and, though I may have missed some opportunities, I tried to avoid excessive risk, such as that caused by a deliberate bet on a commodity or interest-rate trends.

Q. What was the investing environment like during the period?

A. In general, the overall environment was very volatile. Although small-cap stocks made up some of the ground they lost to large-cap stocks over the past several years, they faced the same challenges as the rest of the market during the period. Some industries saw stock prices taken down indiscriminately - such as technology - which gave me the opportunity to pick and choose potential winners at inexpensive prices. As opposed to the past few years, when nearly all dot-com stocks went up, the past year was an environment in which you really had to know your companies and do your research.

Q. Which stocks helped the fund's performance?

A. CEC Entertainment, the parent company of Chuck E. Cheese restaurants, executed its business strategy extremely well, maintained its focus and benefited from an excellent management team. The company's stock price appreciated steadily and significantly. Myriad Genetics and Human Genome Science both performed well in the exciting and dynamic genomics industry, and have tremendous prospects for growth. Myriad has a competitive advantage through its Myriad Diagnostics subsidiary, and it executed its business strategy well. Human Genome introduced drug candidates on pace equal to or better than others in the industry and, with a good management team in place, I believe it's well-positioned for the next several years.

Q. Which holdings detracted from performance?

A. IMAX, which produces large-format IMAX films, was hurt by the financial difficulties of its customers, several of which filed for bankruptcy. It sought a buyer, but was unsuccessful. I sold this stock from the portfolio. ProsoftTraining.com, an information technology training company, saw business weaken and experienced a sharp deterioration in its stock price along with many other tech stocks. Its long-term business plan still looks attractive to me, so I've held on to the stock even though it could take some time to recover. Jupiter Media Metrix also was hurt by the correction in dot-com stocks. Jupiter operates both a consulting firm and a ratings system - similar to the Nielsen TV system - for the Internet, issuing reports about Web sites, including which sites get the most traffic.

Q. What's your outlook, Paul?

A. I'm cautiously optimistic. Although I am somewhat concerned about further economic slowing and the market's apparent expectation that Federal Reserve Board Chairman Alan Greenspan will always come to its rescue, I'm not focusing on those issues; rather, my job is to pick good stocks. To find them, I will continue to focus on the bottom-up research that takes advantage of the depth, breadth and skills of Fidelity's research staff. If I do my job well, I believe that the coming months should bring many terrific new opportunities from the vast universe of small-cap stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with small market capitalizations

Fund number: 340

Trading symbol: FSLCX

Start date: March 12, 1998

Size: as of April 30, 2001, more than $1.1 billion

Manager: Paul Antico, since inception; manager, Fidelity Advisor Consumer Industries Fund, 1997-1998; several Fidelity Select Portfolios, 1993-1998; joined Fidelity in 1991

3

Paul Antico on some of the opportunities he's seeing now:

"At about 28% of the fund's net assets, consumer discretionary stocks - including restaurants, retail and radio companies - currently offer exciting opportunities and good values. Restaurants, for example, look very attractive to me right now. This is an extremely competitive industry that depends on service and good management to succeed. I've been expanding into this industry and like its growth dynamics.

"CEC Entertainment, Papa John's Pizza and Outback Steakhouse are three chains that have exemplified what restaurants are doing well. Chuck E. Cheese has carved out a niche market with its combination restaurant/play areas for kids. Papa John's has enjoyed tremendous business economics that allowed it to generate a great deal of free cash flow, making the company particularly attractive in this environment. Outback Steakhouse has one of the best management teams in the business. All are priced cheaply relative to their business plans and/or fundamentals. Even if the economy slows and consumers cut back on spending, these companies could hold up relatively well because their restaurants are inexpensive compared to many other dining choices."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Venator Group, Inc.	4.5	3.7
CEC Entertainment, Inc.	3.2	4.1
Papa John's International, Inc.	2.9	2.7
Coinstar, Inc.	2.5	1.7
Insight Enterprises, Inc.	2.5	0.9
Apartment Investment & Management Co. Class A	2.3	1.8
eFunds Corp.	2.1	0.2
Alexandria Real Estate Equities, Inc.	2.1	1.5
CIMA Labs, Inc.	1.9	0.4
Hibbett Sporting Goods, Inc.	1.8	1.5
	25.8
Top Five Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.9	32.4
Information Technology	14.6	14.3
Industrials	13.7	12.7
Health Care	11.7	12.8
Financials	9.9	10.9
Asset Allocation (% of fund's net assets)
As of April 30, 2001 *		As of October 31, 2000 **
	Stocks 86.3%		Stocks 88.3%
	Convertible Securities 0.6%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 13.1%		Short-Term Investments and Net Other Assets 11.7%
* Foreign investments	12.0%	** Foreign investments	13.9%

Effective with this report, industry classifications follow the MSCI®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments April 30, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 27.4%
Auto Components - 0.4%
Kayaba Industry Co. Ltd.	1,235,000	$ 2,228
Wabtec Corp.	171,700	2,294
		4,522
Hotels, Restaurants & Leisure - 10.2%
AFC Enterprises, Inc.	1,000	24
Applebee's International, Inc.	109,400	4,584
Ask Central PLC	900,000	2,344
CBRL Group, Inc.	175,300	3,462
CEC Entertainment, Inc. (a)	734,950	37,666
Checkers Drive-In Restaurants (a)	59,600	358
Hollywood Casino Corp. Class A (a)	139,700	1,528
IHOP Corp. (a)	251,200	5,200
Lakes Gaming, Inc. (a)	238,000	2,273
Main Street and Main, Inc. (a)	482,500	1,616
NH Hoteles SA	180,000	2,394
Outback Steakhouse, Inc. (a)	597,150	17,311
P.F. Chang's China Bistro, Inc. (a)	42,800	1,661
Papa John's International, Inc. (a)(c)	1,212,620	33,832
PJ America, Inc. (a)	157,200	1,206
Sizzler International, Inc. (a)(c)	2,713,800	3,501
		118,960
Household Durables - 0.6%
A.T. Cross & Co. Class A (a)	347,300	2,535
Helen of Troy Corp. (a)	351,100	2,163
SEB SA	45,000	2,455
		7,153
Internet & Catalog Retail - 2.9%
Insight Enterprises, Inc. (a)	1,080,900	28,860
Shop At Home, Inc. (a)(c)	2,597,100	4,077
		32,937
Leisure Equipment & Products - 0.8%
Pinnacle Systems, Inc. (a)(c)	887,300	9,423
Media - 1.5%
Astral Media, Inc. Class A (non-vtg.) (a)	103,100	2,952
Radio One, Inc. Class D (non-vtg.) (a)	188,100	3,254
Salem Communications Corp. Class A (a)	252,500	4,091
Source Information Management Co. (a)(c)	1,753,000	6,977
		17,274
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.8%
Dillards, Inc. Class A	229,200	$ 3,883
Mothercare PLC	1,100,000	3,668
T.J. Hughes PLC	992,100	2,037
		9,588
Specialty Retail - 9.9%
Airspray NV	77,300	1,426
AnnTaylor Stores Corp. (a)	134,700	3,671
Aoyama Trading Co. Ltd.	5,800	72
Casual Male Corp. (c)	856,700	1,876
Electronics Boutique PLC	4,461,442	5,171
Group 1 Automotive, Inc. (a)	176,500	3,265
Gymboree Corp. (a)	730,210	5,119
Hibbett Sporting Goods, Inc. (a)(c)	603,500	20,398
HomeBase, Inc. (a)	589,500	790
InterTAN, Inc. (a)	250,100	3,506
PETsMART, Inc. (a)	1,448,600	6,446
Regis Corp.	119,000	2,202
The Men's Wearhouse, Inc. (a)	44,200	1,125
Ultimate Electronics, Inc. (a)	110,300	2,746
United Retail Group, Inc. (a)	582,400	4,327
Venator Group, Inc. (a)	3,988,900	52,813
		114,953
Textiles & Apparel - 0.3%
Ashworth, Inc. (a)	482,000	3,548
TOTAL CONSUMER DISCRETIONARY		318,358
CONSUMER STAPLES - 1.6%
Beverages - 0.2%
Kirin Beverage Corp.	125,000	2,558
Food & Drug Retailing - 1.0%
Fleming Companies, Inc.	297,191	8,752
United Natural Foods, Inc. (a)	150,000	2,094
		10,846
Food Products - 0.2%
AgriBioTech, Inc. warrants 12/31/01 (a)	60,000	0
Goodman Fielder Ltd.	3,500,000	2,152
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.2%
DIMON, Inc.	266,600	$ 2,391
TOTAL CONSUMER STAPLES		17,947
ENERGY - 2.0%
Energy Equipment & Services - 2.0%
Carbo Ceramics, Inc.	75,000	3,298
CHC Helicopter Corp. Class A	465,490	5,392
Grey Wolf, Inc. (a)	499,600	3,197
Input/Output, Inc. (a)	20,400	226
KBC Advanced Technologies PLC	1,425,938	3,055
Key Energy Services, Inc. (a)	200,000	2,634
W-H Energy Services, Inc.	197,400	5,806
		23,608
FINANCIALS - 9.9%
Banks - 0.3%
Commerce Bancorp, Inc.	35,000	2,415
Laurentian Bank of Canada	53,800	959
Pacific Century Financial Corp.	2,600	58
		3,432
Diversified Financials - 0.8%
Federal Agricultural Mortgage Corp. Class C (non-vtg.) (a)	202,800	5,534
Plaut AG (a)	538,487	3,822
		9,356
Insurance - 1.7%
Brown & Brown, Inc.	81,900	3,473
Hilb, Rogal & Hamilton Co.	69,800	2,750
Kingsway Financial Services, Inc. (a)	1,379,100	10,051
Markel Corp. (a)	15,000	2,944
		19,218
Real Estate - 7.1%
Alexandria Real Estate Equities, Inc.	661,000	24,536
Apartment Investment & Management Co. Class A	591,100	26,351
Arden Realty Group, Inc.	100,000	2,507
Boardwalk Equities, Inc.	951,539	7,895
Catellus Development Corp. (a)	220,100	3,577
CenterPoint Properties Trust	60,100	2,801
Correctional Properties Trust (c)	416,100	5,093
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Home Properties of New York, Inc.	176,564	$ 5,006
Prentiss Properties Trust (SBI)	127,600	3,235
Reckson Associates Realty Corp.	81,600	1,918
		82,919
TOTAL FINANCIALS		114,925
HEALTH CARE - 11.6%
Biotechnology - 4.6%
Affymetrix, Inc. (a)	243,200	8,038
ArQule, Inc. (a)	116,500	1,805
Decode Genetics, Inc.	400,000	2,860
Exelixis, Inc.	330,230	4,524
Geneva Proteomics (a)(d)	43,000	323
Human Genome Sciences, Inc. (a)	280,200	17,997
Lifelink Monitoring Corp. warrants 11/28/02 (a)(d)	1,137,104	11
Myriad Genetics, Inc. (a)	293,700	15,554
Unigene Laboratories, Inc. (a)	1,217,300	450
Visible Genetics, Inc. (a)	100,000	1,517
		53,079
Health Care Equipment & Supplies - 2.8%
Bruker Daltonics, Inc.	111,700	1,737
Caliper Technologies Corp. (a)	80,000	1,840
Cygnus, Inc. (a)	106,400	708
I-Stat Corp. (a)(c)	965,200	16,823
Inhale Therapeutic Systems, Inc. (a)	160,000	5,328
Inverness Medical Technology, Inc. (a)	100,000	3,500
Nakanishi, Inc.	82,000	1,883
ORATEC Interventions, Inc.	111,900	693
		32,512
Health Care Providers & Services - 1.6%
AmeriSource Health Corp. Class A (a)	42,400	2,290
Caremark Rx, Inc. (a)	266,600	4,226
Covance, Inc. (a)	25,000	411
Priority Healthcare Corp. Class B (a)	66,600	2,316
Res-Care, Inc. (a)	448,500	2,018
Sunrise Assisted Living, Inc. (a)	356,700	8,029
		19,290
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - 2.6%
Atherogenics, Inc.	399,500	$ 2,413
Barr Laboratories, Inc. (a)	105,000	6,085
CIMA Labs, Inc. (a)	383,600	21,497
SkyePharma PLC (a)	175,000	228
		30,223
TOTAL HEALTH CARE		135,104
INDUSTRIALS - 13.7%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	33,500	3,156
Cobham PLC	125,000	2,057
		5,213
Building Products - 1.5%
Aggregate Industries PLC	1,800,000	2,153
York International Corp.	503,000	15,196
		17,349
Commercial Services & Supplies - 8.1%
Bright Horizons Family Solutions, Inc. (a)	95,800	2,381
Chemed Corp.	78,600	2,696
Childtime Learning Centers, Inc. (a)(c)	408,300	3,430
Coinstar, Inc. (a)(c)	1,577,500	29,026
Cornell Companies, Inc. (a)(c)	944,100	8,497
eFunds Corp.	1,259,480	24,560
Harvey Nash Group PLC	675,500	3,316
Information Resources, Inc. (a)	498,700	3,112
InfoUSA, Inc. (a)	721,200	3,202
Insurance Auto Auctions, Inc. (a)	156,780	2,258
Medialink Worldwide, Inc. (a)(c)	567,100	1,667
On Assignment, Inc. (a)	125,600	2,149
ProsoftTraining.com (a)(c)	2,276,500	6,966
Watson Wyatt & Co. Holdings	77,100	1,446
		94,706
Construction & Engineering - 0.1%
Okumura Corp.	400,000	1,699
Electrical Equipment - 1.1%
Baldor Electric Co.	351,300	7,328
BOLDER Technologies Corp. (a)	647,855	10
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Hubbell, Inc. Class B	110,700	$ 3,058
Kongsberg Gruppen ASA	225,000	2,548
		12,944
Machinery - 2.0%
Albany International Corp. Class A (a)	60,300	1,195
Aptargroup, Inc.	112,800	3,562
Astec Industries, Inc. (a)	81,100	1,533
Briggs & Stratton Corp.	65,000	2,633
CNH Global NV	973,200	5,615
Integrated Production & Test Engineering	82,289	1,256
NACCO Industries, Inc. Class A	39,700	2,688
Roper Industries, Inc.	110,000	4,598
		23,080
Road & Rail - 0.4%
Covenant Transport, Inc. Class A (a)	131,900	2,064
TDG PLC	750,000	2,710
		4,774
TOTAL INDUSTRIALS		159,765
INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 1.4%
Avaya, Inc. (a)(d)	90	1
Avocent Corp. (a)	124,800	3,106
Black Box Corp. (a)	83,200	4,841
Cable Design Technologies Corp. (a)	96,950	1,441
Filtronic PLC	150,000	644
Lucent Technologies, Inc. (d)	1,083	8
TANDBERG Television ASA (a)	800,000	6,508
		16,549
Computers & Peripherals - 0.0%
Ciprico, Inc. (a)	92,900	728
Electronic Equipment & Instruments - 3.1%
Avnet, Inc.	141,500	3,610
Ingram Micro, Inc. Class A (a)	382,100	5,533
Kent Electronics Corp. (a)	50,000	1,080
Muehlbauer Holding AG & Co.	47,000	2,925
Tandberg ASA (a)	310,000	3,817
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Tech Data Corp. (a)	400,000	$ 13,944
Varian, Inc. (a)	150,800	4,874
		35,783
Internet Software & Services - 1.0%
ActivCard SA sponsored ADR (a)	170,000	2,219
Allscripts Healthcare Solutions, Inc. (a)	518,700	2,438
Jupiter Media Metrix, Inc. (a)	1,635,900	2,454
Mainspring, Inc. (c)	1,159,200	4,567
		11,678
IT Consulting & Services - 2.9%
Affiliated Computer Services, Inc. Class A (a)	27,700	1,994
CACI International, Inc. Class A (a)	36,500	1,221
EDB Business Partner ASA	300,000	3,496
ICT Automatisering NV	76,108	2,971
New Horizons Worldwide, Inc. (a)(c)	868,570	12,725
Technology Solutions, Inc. (a)	2,184,000	6,115
Teleplan International NV (a)	150,000	4,784
		33,306
Semiconductor Equipment & Products - 1.4%
ChipPac, Inc.	1,017,400	6,410
Fairchild Semiconductor International, Inc. Class A (a)	280,300	5,073
Virage Logic Corp.	424,300	5,049
		16,532
Software - 4.8%
Integrated Measurement Systems, Inc. (a)	326,100	4,207
Intentia International AB:
(B Shares) (a)	225,000	2,018
(B Shares) New	35,000	314
Interact Commerce Corp. (a)	169,400	2,026
J.D. Edwards & Co. (a)	534,400	4,222
MapInfo Corp. (a)	445,550	14,026
Moldflow Corp. (a)	47,000	580
NetIQ Corp. (a)	197,900	5,810
Novo Group Oyj	1,059,450	3,891
Numerical Technologies, Inc.	320,000	5,472
Phoenix Technologies Ltd. (a)	215,900	2,343
RadiSys Corp. (a)	140,500	2,965
T-HQ, Inc. (a)	77,500	2,952
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Take-Two Interactive Software, Inc. (a)	206,900	$ 2,884
Vastera, Inc.	161,000	1,760
		55,470
TOTAL INFORMATION TECHNOLOGY		170,046
MATERIALS - 5.5%
Chemicals - 1.2%
Celanese AG	100,000	2,012
Georgia Gulf Corp.	180,700	3,319
Methanex Corp. (a)	401,600	3,397
Millennium Chemicals, Inc.	182,400	3,064
PolyOne Corp.	300,000	2,535
		14,327
Construction Materials - 1.9%
Martin Marietta Materials, Inc.	236,060	10,852
Texas Industries, Inc.	351,900	10,803
		21,655
Containers & Packaging - 0.9%
Ball Corp.	74,469	3,426
Bemis Co., Inc.	19,200	722
Owens-Illinois, Inc. (a)	374,000	2,947
Pactiv Corp. (a)	289,500	4,047
		11,142
Metals & Mining - 1.5%
Allegheny Technologies, Inc.	148,000	2,700
Aquarius Platinum Ltd. (a)	1,100,000	4,904
Century Aluminum Co.	129,500	2,881
Murchison United NL (a)(c)	4,500,000	3,759
Outokumpu Oyj (A Shares)	8,900	76
Salzgitter AG	300,000	2,853
		17,173
TOTAL MATERIALS		64,297
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.0%
Electric Utilities - 0.0%
Reliant Resources, Inc.	5,000	$ 150
TOTAL COMMON STOCKS (Cost $952,298)		1,004,200
Convertible Preferred Stocks - 0.1%

HEALTH CARE - 0.1%
Biotechnology - 0.1%
Lifelink Monitoring Corp. Series A (d) (Cost $1,000)	284,276	819
Convertible Bonds - 0.5%
Moody's Ratings (unaudited)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.5%
Specialty Retail - 0.5%
PETsMART, Inc. 6.75% 11/1/04 (Cost $5,546)	B3	$ 8,120	6,374
Cash Equivalents - 13.3%
	Shares
Fidelity Cash Central Fund, 4.70% (b)	127,983,408	127,983
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	26,479,200	26,479
TOTAL CASH EQUIVALENTS (Cost $154,462)		154,462
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,113,306)		1,165,855
NET OTHER ASSETS - (0.2)%		(2,651)
NET ASSETS - 100%		$ 1,163,204
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Avaya, Inc.	10/2/00	$ 1
Geneva Proteomics	7/7/00	$ 237
Lifelink Monitoring Corp. warrants 11/28/02	11/28/00	$ 11
Lifelink Monitoring Corp. Series A	11/28/00	$ 1,000
Lucent Technologies, Inc.	5/19/00	$ 8
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.0%
Canada	3.2
United Kingdom	2.2
Norway	1.4
Netherlands	1.3
Others (individually less than 1%)	3.9
100.0%
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,124,413,000. Net unrealized appreciation aggregated $41,442,000, of which $183,077,000 related to appreciated investment securities and $141,635,000 related to depreciated investment securities.

The fund hereby designates approximately $36,173,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per share amounts)	April 30, 2001
Assets
Investment in securities, at value (including securities loaned of $23,945) (cost $1,113,306) - See accompanying schedule		$ 1,165,855
Foreign currency held at value (cost $73)		73
Receivable for investments sold		38,333
Receivable for fund shares sold		4,809
Dividends receivable		472
Interest receivable		541
Redemption fees receivable		18
Other receivables		18
Total assets		1,210,119
Liabilities
Payable for investments purchased	$ 14,631
Payable for fund shares redeemed	4,942
Accrued management fee	791
Other payables and accrued expenses	72
Collateral on securities loaned, at value	26,479
Total liabilities		46,915
Net Assets		$ 1,163,204
Net Assets consist of:
Paid in capital		$ 1,122,280
Undistributed net investment income		247
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,864)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,541
Net Assets, for 88,358 shares outstanding		$ 1,163,204
Net Asset Value, offering price and redemption price per share ($1,163,204 ÷ 88,358 shares) A		$13.16

A Redemption price per share is equal to net asset value less any applicable redemption fee.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2001
Investment Income Dividends (including $955 received from affiliated issuers)		$ 8,020
Interest		7,024
Security lending		433
Total income		15,477
Expenses
Management fee Basic fee	$ 8,014
Performance adjustment	1,386
Transfer agent fees	2,176
Accounting and security lending fees	279
Non-interested trustees' compensation	4
Custodian fees and expenses	150
Registration fees	112
Audit	31
Legal	6
Miscellaneous	4
Total expenses before reductions	12,162
Expense reductions	(634)	11,528
Net investment income		3,949
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $9,136 on sales of investments in affiliated issuers)	25,704
Foreign currency transactions	(37)
Futures contracts	102	25,769
Change in net unrealized appreciation (depreciation) on:
Investment securities	(36,475)
Assets and liabilities in foreign currencies	10	(36,465)
Net gain (loss)		(10,696)
Net increase (decrease) in net assets resulting from operations		$ (6,747)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2001	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 3,949	$ (54)
Net realized gain (loss)	25,769	139,748
Change in net unrealized appreciation (depreciation)	(36,465)	75,236
Net increase (decrease) in net assets resulting from operations	(6,747)	214,930
Distributions to shareholders From net investment income	(3,267)	-
From net realized gain	(37,655)	-
In excess of net realized gain	(12,345)	-
Total distributions	(53,267)	-
Share transactions Net proceeds from sales of shares	367,531	426,547
Reinvestment of distributions	51,902	-
Cost of shares redeemed	(166,493)	(103,397)
Net increase (decrease) in net assets resulting from share transactions	252,940	323,150
Redemption fees	2,890	2,986
Total increase (decrease) in net assets	195,816	541,066
Net Assets
Beginning of period	967,388	426,322
End of period (including undistributed net investment income of $247 and $45, respectively)	$ 1,163,204	$ 967,388
Other Information Shares
Sold	26,699	33,983
Issued in reinvestment of distributions	3,883	-
Redeemed	(12,605)	(8,670)
Net increase (decrease)	17,977	25,313

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2001	2000	1999	1998 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.74	$ 9.46	$ 10.55	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	(.00)	.00	.01
Net realized and unrealized gain (loss)	.02	4.22	(1.20)	.54
Total from investment operations	.07	4.22	(1.20)	.55
Less Distributions
From net investment income	(.04)	-	(.01)	-
In excess of net investment income	-	-	(.01)	-
From net realized gain	(.49)	-	-	-
In excess of net realized gain	(.16)	-	-	-
Total distributions	(.69)	-	(.02)	-
Redemption fees added to paid in capital	.04	.06	.13	-
Net asset value, end of period	$ 13.16	$ 13.74	$ 9.46	$ 10.55
Total Return B, C	0.78%	45.24%	(10.12)%	5.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,163	$ 967	$ 426	$ 738
Ratio of expenses to average net assets	1.10%	1.17%	1.04%	1.50% A,E
Ratio of expenses to average net assets after expense reductions	1.05% F	1.13% F	.99% F	1.48% A,F
Ratio of net investment income (loss) to average net assets	.36%	(.01)%	.01%	.67% A
Portfolio turnover rate	126%	120%	170%	75% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G For the period March 12, 1998 (commencement of operations) to April 30, 1998.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2001

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting
Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Trading (Redemption) Fees. Shares held in the fund less than three years are subject to a trading fee equal to 2.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Foreign Currency Contracts - continued

may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,162,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,362,553,000 and $1,259,240,000, respectively of which U.S. government and government agency obligations aggregated $1,489,000 and $1,500,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $20,821,000 and $20,923,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .85% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $81,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $611,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $14,000 and $9,000, respectively.

Annual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Ashworth, Inc	$ 469	$ 695	$ -	$ -
CEC Entertainment, Inc.	2,711	2,443	-	-
Casual Male Corp.	617	32	13	1,876
Childtime Learning Centers, Inc.	-	2,139	-	3,430
Coinstar, Inc.	3,565	793	-	29,026
Cornell Companies, Inc.	743	-	-	8,497
Correctional Properties Trust.	490	-	-	5,093
Datakey, Inc.	2,894	4,898	-	-
Future Shop Ltd.	2,590	3,695	-	-
Hibbett Sporting Goods, Inc.	339	1,203	-	20,398
I-Stat Corp.	4,730	4,265	-	16,823
Mainspring Inc..	156	252	-	4,567
MapInfo Corp.	3,133	8,567	-	-
Medallion Financial Corp.	2,480	8,945	942	-
Medialink Worldwide, Inc.	102	-	-	1,667
Murchison United NL	326	-	-	3,759
New Horizons Worldwide, Inc.	4,269	-	-	12,725
Papa John's International, Inc.	-	-	-	33,832
Pinnacle Systems, Inc.	99	2,273	-	-
ProsoftTraining.com	12,471	9,977	-	6,966
Shop At Home, Inc.	952	-	-	4,077
Sizzler International, Inc.	180	509	-	3,501
Source Information Management Co.	3,425	4,321	-	6,977
Ultimate Electronics, Inc.	12,793	13,256	-	-
VelocityHSI, Inc.	1,316	655	-	-
TOTALS	$ 60,850	$ 68,918	$ 955	$ 163,214

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund, (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 8, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Paul Antico, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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www.fidelity.com

Spartan®

500 Index

Fund

Annual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan ® 500 Index	-13.02%	103.95%	302.85%
S&P 500 ®	-12.97%	106.10%	313.69%
S&P 500 Index Objective Funds Average	-13.40%	101.55%	298.22%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the S&P 500 ® Index objective funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 153 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan 500 Index	-13.02%	15.32%	14.95%
S&P 500	-12.97%	15.56%	15.25%
S&P 500 Index Objective Funds Average	-13.40%	15.05%	14.81%

Average annual total returns take the fund's cumulative returns and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® 500 Index Fund on April 30, 1991. As the chart shows, by April 30, 2001, the value of the investment would have grown to $40,285 - a 302.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $41,369 - a 313.69% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper S&P 500 funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of April 30, 2001, the one year, five year and 10 year cumulative total returns for the S&P 500 funds average were -13.40%, 101.55%, and 298.22%, respectively. The one year, five year and 10 year average annual total returns were -13.40%, 15.05%, and 14.81%, respectively.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with James Creighton, who oversees the Spartan 500 Index Fund's investment management personnel as Managing Director for Deutsche Asset Management, Inc., an affiliate of Bankers Trust Company, the former sub-adviser of the fund.

Q. How did the fund perform during the past year, James?

A. For the 12 months that ended April 30, 2001, the fund returned -13.02%, in line with the performance of the Standard & Poor's 500SM  Index, which returned -12.97%. The fund also compares itself to the S&P 500® index objective funds average tracked by Lipper Inc., which returned -13.40% during the same period.

Q. Can you describe the market environment during the period and how it affected fund performance?

A. It certainly was a challenge for investors to figure this market out, as it provided them with little clear-cut direction during the period. Investors struggled with balancing the reality of the overall business climate with expectations that had become increasingly unrealistic, especially in the technology and telecommunications sectors as large amounts of negative news unfolded in these former high growth areas. Sensing that these sectors' high-flying days had passed and predicting that the Federal Reserve Board would eventually lower interest rates to combat the apparent economic slowdown, investors began to seek refuge in the defensive areas of the market, such as health, consumer industries and the interest-rate sensitive financial sector. However, even these areas eventually fell victim to a broader market decline fueled by an overall slowing of the U.S. economy. Although the market periodically attempted small comebacks spurred on by interest-rate cuts, continuing layoff announcements and economic malaise spoiled any hopes of a sustained recovery, and the S&P 500 index lost 19% of its value from the end of January through the first week in April. Signs of life began to materialize during the remainder of April, and the index rebounded 13% from its period low on April 4. Investors finally began to think that the worst the market had to offer was now in the rearview mirror.

Q. Why was the Federal Reserve Board so active in managing interest rates during the period?

A. The Fed, which is responsible for helping to ensure the overall health of the U.S. economy through its monetary policy, was extremely aggressive in adjusting key interest rates during the period. In fact, its activity included a total of four half-point reductions since January 3. This highly unusual activity was in response to the ever-changing economic landscape experienced during the past year. Early in the period, while the economy was cruising at a heady growth rate, the Fed was doggedly watching for signs of inflation. But, as the period progressed and economic growth began to slow, the Fed held rates steady for the remainder of the calendar year with the hope that it had generated an economic soft landing. As January approached, however, it became obvious that the threat to the economy was no longer inflation, but rather an abrupt slowdown in capital spending. Corporate investment in future projects and plans softened significantly, consumer confidence waned and the overall business outlook turned pessimistic. There was even talk of a recession. In an attempt to jump-start the stalled economy, the Fed began aggressively reducing rates in January and continued doing so through the end of the period in hopes of stimulating future corporate profits and economic growth.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What stocks in the index performed particularly well during the past 12 months?

A. Philip Morris, whose share price doubled during the period, was the index's top performer. The company's steady earnings and cash flow were a beacon of stability in this uncertain environment. Another winner was Exxon-Mobil. The company benefited from improved profit margins and a significant rise in oil prices. In addition, the insatiable appetite for its product, despite a slowing economy, also factored into its solid performance. Drug store chain Walgreen saw its share price increase on the strength of a successful, ongoing expansion plan and an increase in same-store sales. Finally, the continuing demand for air transportation and the resulting need for more aircraft and aircraft products enabled Boeing to crack the top 10 of positive contributors during the period.

Q. What were some stocks in the index that disappointed?

A. The primary drivers of most of the index's poor performance during the period were the technology and telecommunications sectors. These sectors, which account for approximately one-third of the index, were decimated by their inability to justify their lofty valuations. Tech bellwether stocks Intel and Cisco, for instance, fell 80% and 70%, respectively, from their period highs, as the bursting of the tech bubble and the slowing economy eroded their customers' spending plans. Major telecom companies, such as Nortel Networks, JDS Uniphase and Lucent, all faced similar fates with slowing sales, downward earnings revisions and missed estimates. WorldCom also suffered as a result of its failed merger with rival Sprint, and its subsequent plan to focus more on its business customers failed to spark any enthusiasm for its share price. In fact, the only positive to come out of either of these sectors during the period was the possibility that things couldn't get much worse.

Q. What's your outlook for the next six months or so?

A. There is a pervasive "wait and see" attitude right now among investors, and a telltale sign is the enormous amount of investment dollars currently sitting on the sidelines in money market funds. Despite the market's rebound in April, investors will be hard pressed to shake the recent memory of falling share prices and losses. As a result, I believe that the market's uneasiness will continue in the short term until a more definitive pattern of improving corporate profits and economic data emerges. Even when signs of improvement finally do appear, which most analysts believe will occur toward the end of the year, it's unlikely that the strong returns of recent years will return with them.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks total return that corresponds to that of the Standard & Poor's 500 Index

Fund number: 317

Trading symbol: FSMKX

Start date: March 6, 1990

Size: as of April 30, 2001, more than $9.2 billion

Sub-adviser: Deutsche Asset Management, Inc., an affiliate of Bankers Trust Company, the former sub-adviser of the fund, since 1997

3

James Creighton on changes to the S&P 500:

"The S&P 500 is an index of 500 stocks chosen to be a representation of the broader market. Periodically, companies will be added or deleted from the index. Usually, these changes are based on such events as acquisitions, spin-offs or shifts in asset size."

Here are some of the changes to the index during the past 12 months involving some well-known companies:

  June 7, 2000: Starbucks replaced Shared Medical Systems following the acquisition of Shared Medical Systems by Siemens AG.
  November 22, 2000: Chiron was added to the index in place of Fort James. Fort James was acquired by S&P 500 component Georgia Pacific.
  December 8, 2000: Crown Cork & Seal, W.R. Grace & Co. and Owens-Illinois were removed from the index for lack of representation. They were replaced by Ambac Financial Group, Symbol Technologies and Intuit, respectively.
  December 11, 2000: QLogic was added to the index replacing Polaroid. Polaroid was removed for lack of representation.
  February 6, 2001: Union Carbide was removed from the index as S&P 500 component Dow Chemical acquired it. Univision Communications was added in its place.
  February 28, 2001: Cintas was added to the index replacing Summit Bancorp. S&P 500 component FleetBoston Financial acquired Summit Bancorp.

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.2	4.3
Microsoft Corp.	3.2	2.9
Exxon Mobil Corp.	2.7	2.5
Pfizer, Inc.	2.4	2.2
Citigroup, Inc.	2.2	1.9
Wal-Mart Stores, Inc.	2.0	1.6
AOL Time Warner, Inc.	1.9	1.7
Intel Corp.	1.8	2.4
International Business Machines Corp.	1.8	1.4
American International Group, Inc.	1.7	1.8
	23.9
Top Ten Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.6	27.3
Financials	16.8	15.4
Health Care	12.9	12.3
Consumer Discretionary	12.6	9.9
Industrials	11.1	10.1
Consumer Staples	7.4	7.1
Energy	6.9	5.9
Telecommunication Services	5.8	6.5
Utilities	4.1	3.1
Materials	2.5	1.9
Asset Allocation (% of fund's net assets)
To match the Standard & Poor's 500 Index, Spartan 500 Index seeks 100% investment exposure to stock at all times.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments April 30, 2001

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	60,265	$ 726
Dana Corp.	121,588	2,387
Delphi Automotive Systems Corp.	447,319	6,665
Goodyear Tire & Rubber Co.	129,448	3,201
Johnson Controls, Inc.	67,984	4,922
Snap-On, Inc.	47,801	1,386
TRW, Inc.	96,974	3,730
Visteon Corp.	104,528	1,728
		24,745
Automobiles - 0.9%
Ford Motor Co.	1,503,045	44,310
General Motors Corp.	444,966	24,389
Harley-Davidson, Inc.	245,482	11,314
		80,013
Hotels Restaurants & Leisure - 0.8%
Carnival Corp.	496,792	13,165
Darden Restaurants, Inc.	97,099	2,652
Harrah's Entertainment, Inc. (a)	90,550	3,124
Hilton Hotels Corp.	298,549	3,299
Marriott International, Inc. Class A	200,560	9,202
McDonald's Corp.	1,065,933	29,313
Starbucks Corp. (a)	306,928	5,939
Starwood Hotels & Resorts Worldwide, Inc. unit	155,690	5,619
Tricon Global Restaurants, Inc. (a)	118,455	5,309
Wendy's International, Inc.	92,018	2,331
		79,953
Household Durables - 0.3%
American Greetings Corp. Class A	60,079	692
Black & Decker Corp.	65,316	2,603
Centex Corp.	47,464	2,048
Fortune Brands, Inc.	125,432	3,907
KB HOME	38,936	1,177
Leggett & Platt, Inc.	157,423	3,056
Maytag Corp.	62,039	2,156
Newell Rubbermaid, Inc.	216,123	5,827
Pulte Corp.	32,656	1,528
The Stanley Works	70,484	2,555
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Tupperware Corp.	45,954	$ 1,012
Whirlpool Corp.	53,801	3,000
		29,561
Leisure Equipment & Products - 0.2%
Brunswick Corp.	69,576	1,396
Eastman Kodak Co.	246,669	10,730
Hasbro, Inc.	137,414	1,683
Mattel, Inc.	344,335	5,561
		19,370
Media - 4.8%
AOL Time Warner, Inc. (a)	3,508,238	177,166
Clear Channel Communications, Inc. (a)	478,709	26,712
Comcast Corp. Class A (special) (a)	768,265	33,735
Dow Jones & Co., Inc.	63,075	3,423
Gannett Co., Inc.	217,218	14,021
Harcourt General, Inc.	51,137	2,803
Interpublic Group of Companies, Inc.	250,854	8,516
Knight-Ridder, Inc.	63,520	3,440
McGraw-Hill Companies, Inc.	156,928	10,166
Meredith Corp.	45,201	1,706
Omnicom Group, Inc.	144,238	12,671
The New York Times Co. Class A	136,727	5,610
Tribune Co.	249,989	10,535
Univision Communications, Inc. Class A (a)	171,962	7,516
Viacom, Inc. Class B (non-vtg.) (a)	1,409,225	73,364
Walt Disney Co.	1,675,510	50,684
		442,068
Multiline Retail - 3.1%
Consolidated Stores Corp. (a)	89,130	980
Costco Wholesale Corp. (a)	363,702	12,704
Dillards, Inc. Class A	74,632	1,264
Dollar General Corp.	266,314	4,394
Federated Department Stores, Inc. (a)	162,508	6,985
JCPenney Co., Inc.	211,846	4,292
Kmart Corp. (a)	394,300	3,943
Kohls Corp. (a)	269,310	16,444
Nordstrom, Inc.	111,996	2,060
Sears, Roebuck & Co.	272,405	10,038
Target Corp.	727,827	27,985
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
The May Department Stores Co.	241,384	$ 8,992
Wal-Mart Stores, Inc.	3,633,124	187,978
		288,059
Specialty Retail - 2.0%
AutoZone, Inc. (a)	96,917	3,037
Bed Bath & Beyond, Inc. (a)	230,286	6,522
Best Buy Co., Inc. (a)	167,854	9,240
Circuit City Stores, Inc. - Circuit City Group	163,266	2,457
Gap, Inc.	692,318	19,184
Home Depot, Inc.	1,882,676	88,674
Lowe's Companies, Inc.	310,423	19,557
Office Depot, Inc. (a)	256,913	2,441
RadioShack Corp.	151,049	4,627
Sherwin-Williams Co.	130,917	2,747
Staples, Inc. (a)	375,783	6,114
The Limited, Inc.	349,008	5,905
Tiffany & Co., Inc.	116,525	3,778
TJX Companies, Inc.	228,723	7,166
Toys 'R' Us, Inc. (a)	165,141	4,095
		185,544
Textiles & Apparel - 0.2%
Liz Claiborne, Inc.	45,289	2,226
NIKE, Inc. Class B	218,502	9,136
Reebok International Ltd. (a)	45,157	1,157
VF Corp.	93,886	3,811
		16,330
TOTAL CONSUMER DISCRETIONARY		1,165,643
CONSUMER STAPLES - 7.4%
Beverages - 2.0%
Adolph Coors Co. Class B	29,979	1,559
Anheuser-Busch Companies, Inc.	733,769	29,343
Brown-Forman Corp. Class B (non-vtg.)	55,669	3,385
Coca-Cola Enterprises, Inc.	339,393	6,153
PepsiCo, Inc.	1,174,160	51,440
The Coca-Cola Co.	2,023,060	93,445
		185,325
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Drug Retailing - 1.3%
Albertson's, Inc.	332,651	$ 11,111
CVS Corp.	319,070	18,809
Kroger Co. (a)	665,490	15,033
Longs Drug Stores Corp.	31,616	937
Safeway, Inc. (a)	407,494	22,127
SUPERVALU, Inc.	106,906	1,461
Sysco Corp.	549,505	15,452
Walgreen Co.	824,867	35,288
Winn-Dixie Stores, Inc.	113,997	3,599
		123,817
Food Products - 1.4%
Archer-Daniels-Midland Co.	514,648	6,129
Campbell Soup Co.	341,539	10,396
ConAgra Foods, Inc.	436,180	9,077
General Mills, Inc.	230,737	9,093
H.J. Heinz Co.	282,614	11,064
Hershey Foods Corp.	110,603	6,682
Kellogg Co.	329,647	8,406
Quaker Oats Co.	107,209	10,399
Ralston Purina Co.	251,183	7,633
Sara Lee Corp.	662,738	13,195
Unilever NV (NY Shares)	464,817	26,086
Wm. Wrigley Jr. Co.	183,505	8,865
		127,025
Household Products - 1.3%
Clorox Co.	191,623	6,099
Colgate-Palmolive Co.	465,207	25,982
Kimberly-Clark Corp.	435,127	25,847
Procter & Gamble Co.	1,057,122	63,480
		121,408
Personal Products - 0.4%
Alberto-Culver Co. Class B	45,362	1,848
Avon Products, Inc.	193,013	8,168
Gillette Co.	856,201	24,282
		34,298
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.0%
Philip Morris Companies, Inc.	1,807,441	$ 90,571
UST, Inc.	131,023	3,944
		94,515
TOTAL CONSUMER STAPLES		686,388
ENERGY - 6.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	287,326	11,289
Halliburton Co.	358,446	15,488
Nabors Industries, Inc. (a)	115,533	6,888
Noble Drilling Corp. (a)	109,894	5,330
Rowan Companies, Inc. (a)	69,434	2,305
Schlumberger Ltd. (NY Shares)	467,025	30,964
Transocean Sedco Forex, Inc.	253,228	13,745
		86,009
Oil & Gas - 6.0%
Amerada Hess Corp.	73,809	6,458
Anadarko Petroleum Corp.	201,621	13,029
Apache Corp.	99,659	6,374
Ashland, Inc.	56,713	2,442
Burlington Resources, Inc.	174,660	8,246
Chevron Corp.	521,530	50,359
Conoco, Inc. Class B	507,317	15,433
Devon Energy Corp.	103,530	6,109
EOG Resources, Inc.	97,999	4,546
Exxon Mobil Corp.	2,827,407	250,508
Kerr-McGee Corp.	76,014	5,446
Occidental Petroleum Corp.	298,684	8,996
Phillips Petroleum Co.	206,769	12,323
Royal Dutch Petroleum Co. (NY Shares)	1,736,071	103,348
Sunoco, Inc.	69,271	2,634
Texaco, Inc.	447,680	32,358
Tosco Corp.	118,632	5,463
Unocal Corp.	196,463	7,497
USX - Marathon Group	252,838	8,081
		549,650
TOTAL ENERGY		635,659
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 16.8%
Banks - 5.4%
AmSouth Bancorp.	309,048	$ 5,300
Bank of America Corp.	1,323,056	74,091
Bank of New York Co., Inc.	601,258	30,183
Bank One Corp.	939,167	35,472
BB&T Corp.	325,190	11,518
Charter One Financial, Inc.	176,518	5,172
Comerica, Inc.	143,087	7,359
Fifth Third Bancorp	465,719	25,037
First Union Corp.	795,111	23,829
FleetBoston Financial Corp.	879,445	33,744
Golden West Financial Corp.	128,351	7,534
Huntington Bancshares, Inc.	200,125	3,016
KeyCorp	350,155	8,117
Mellon Financial Corp.	395,625	16,193
National City Corp.	493,595	13,431
Northern Trust Corp.	179,570	11,677
PNC Financial Services Group, Inc.	234,723	15,273
Regions Financial Corp.	194,871	5,934
SouthTrust Corp.	136,485	6,490
SunTrust Banks, Inc.	241,723	15,349
Synovus Finanical Corp.	231,975	6,676
U.S. Bancorp	1,579,790	33,460
Union Planters Corp.	111,666	4,244
Wachovia Corp.	169,543	10,308
Washington Mutual, Inc.	472,927	23,613
Wells Fargo & Co.	1,389,286	65,255
		498,275
Diversified Financials - 7.6%
AMBAC Financial Group, Inc.	84,818	4,564
American Express Co.	1,080,537	45,858
Bear Stearns Companies, Inc.	87,867	4,420
Capital One Financial Corp.	159,319	10,015
Charles Schwab Corp.	1,126,499	22,305
CIT Group, Inc. Class A	211,429	7,759
Citigroup, Inc.	4,084,508	200,754
Countrywide Credit Industries, Inc.	93,302	3,981
Fannie Mae	818,837	65,720
Franklin Resources, Inc.	215,435	9,404
Freddie Mac	564,530	37,146
Household International, Inc.	382,179	24,467
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	1,546,511	$ 74,202
Lehman Brothers Holdings, Inc.	203,699	14,819
MBNA Corp.	691,292	24,645
Merrill Lynch & Co., Inc.	657,553	40,571
Moody's Corp.	132,745	4,168
Morgan Stanley Dean Witter & Co.	908,892	57,069
Providian Financial Corp.	231,445	12,336
State Street Corp.	131,129	13,609
Stilwell Financial, Inc.	181,566	5,351
T. Rowe Price Group, Inc.	99,172	3,447
USA Education, Inc.	132,616	9,429
		696,039
Insurance - 3.8%
AFLAC, Inc.	431,718	13,729
Allstate Corp.	593,779	24,790
American General Corp.	409,227	17,846
American International Group, Inc.	1,893,071	154,853
Aon Corp.	206,539	6,865
Cincinnati Financial Corp.	129,635	4,975
Conseco, Inc.	264,850	5,040
Hartford Financial Services Group, Inc.	191,434	11,888
Jefferson-Pilot Corp.	124,772	5,822
Lincoln National Corp.	155,971	7,200
Loews Corp.	159,717	10,767
Marsh & McLennan Companies, Inc.	223,180	21,523
MBIA, Inc.	119,065	5,697
MetLife, Inc.	622,113	18,041
MGIC Investment Corp.	86,160	5,600
Progressive Corp.	59,355	6,933
SAFECO Corp.	104,054	2,778
The Chubb Corp.	146,011	9,746
The St. Paul Companies, Inc.	175,978	7,937
Torchmark Corp.	102,783	3,894
UnumProvident Corp.	196,068	5,864
		351,788
TOTAL FINANCIALS		1,546,102
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 12.9%
Biotechnology - 0.8%
Amgen, Inc. (a)	846,752	$ 51,770
Biogen, Inc. (a)	119,813	7,747
Chiron Corp. (a)	157,751	7,574
Medimmune, Inc. (a)	171,528	6,715
		73,806
Health Care Equipment & Supplies - 1.3%
Applera Corp. - Applied Biosystems Group	170,435	5,464
Bausch & Lomb, Inc.	44,120	1,884
Baxter International, Inc.	238,935	21,779
Becton, Dickinson & Co.	209,161	6,766
Biomet, Inc.	145,878	6,233
Boston Scientific Corp. (a)	331,069	5,257
C.R. Bard, Inc.	42,095	1,853
Guidant Corp. (a)	250,454	10,269
Medtronic, Inc.	981,392	43,770
St. Jude Medical, Inc. (a)	69,606	3,985
Stryker Corp.	159,328	9,447
		116,707
Health Care Providers & Services - 1.1%
Aetna, Inc. (a)	117,167	3,303
Cardinal Health, Inc.	341,652	23,027
CIGNA Corp.	124,939	13,331
HCA - The Healthcare Co.	449,266	17,387
HEALTHSOUTH Corp. (a)	313,682	4,407
Humana, Inc. (a)	136,885	1,352
Manor Care, Inc. (a)	83,184	1,930
McKesson HBOC, Inc.	230,460	7,107
Quintiles Transnational Corp. (a)	94,708	1,946
Tenet Healthcare Corp. (a)	260,875	11,645
UnitedHealth Group, Inc.	260,281	17,043
Wellpoint Health Networks, Inc. (a)	50,825	4,994
		107,472
Pharmaceuticals - 9.7%
Abbott Laboratories	1,259,762	58,428
Allergan, Inc.	106,511	8,095
ALZA Corp. (a)	194,380	8,887
American Home Products Corp.	1,065,578	61,537
Bristol-Myers Squibb Co.	1,590,130	89,047
Eli Lilly & Co.	916,653	77,916
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Forest Laboratories, Inc. (a)	142,749	$ 8,729
Johnson & Johnson	1,129,301	108,955
King Pharmaceuticals, Inc. (a)	137,370	5,787
Merck & Co., Inc.	1,875,645	142,493
Pfizer, Inc.	5,131,717	222,203
Pharmacia Corp.	1,048,419	54,790
Schering-Plough Corp.	1,188,489	45,804
Watson Pharmaceuticals, Inc. (a)	82,883	4,128
		896,799
TOTAL HEALTH CARE		1,194,784
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.6%
BFGoodrich Co.	87,603	3,452
Boeing Co.	679,878	42,016
General Dynamics Corp.	161,305	12,433
Honeywell International, Inc.	700,691	34,250
Lockheed Martin Corp.	325,452	11,443
Northrop Grumman Corp.	59,367	5,358
Raytheon Co. Class B	272,194	8,038
United Technologies Corp.	383,056	29,909
		146,899
Air Freight & Couriers - 0.1%
FedEx Corp. (a)	246,582	10,374
Airlines - 0.2%
AMR Corp. (a)	122,236	4,658
Delta Air Lines, Inc.	99,722	4,391
Southwest Airlines Co.	615,933	11,216
U.S. Airways Group, Inc. (a)	54,198	1,512
		21,777
Building Products - 0.1%
Crane Co.	49,513	1,393
Masco Corp.	366,923	8,439
		9,832
Commercial Services & Supplies - 1.7%
Allied Waste Industries, Inc. (a)	161,619	2,573
Automatic Data Processing, Inc.	517,228	28,060
Avery Dennison Corp.	89,938	5,043
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Cendant Corp. (a)	622,236	$ 11,038
Cintas Corp.	138,688	6,076
Concord EFS, Inc. (a)	174,403	8,118
Convergys Corp. (a)	140,275	5,120
Deluxe Corp.	64,765	1,683
Ecolab, Inc.	103,538	3,917
Equifax, Inc.	113,450	3,752
First Data Corp.	321,630	21,691
Fiserv, Inc. (a)	101,300	5,606
H&R Block, Inc.	76,432	4,204
IMS Health, Inc.	239,578	6,576
Paychex, Inc.	303,863	10,502
Pitney Bowes, Inc.	205,167	7,811
R.R. Donnelley & Sons Co.	104,088	2,898
Robert Half International, Inc. (a)	148,734	4,135
Sabre Holdings Corp. Class A (a)	106,779	5,324
Waste Management, Inc.	505,084	12,329
		156,456
Construction & Engineering - 0.1%
Fluor Corp.	60,987	3,215
McDermott International, Inc.	46,137	563
		3,778
Electrical Equipment - 0.5%
American Power Conversion Corp. (a)	163,432	2,313
Cooper Industries, Inc.	78,019	2,916
Emerson Electric Co.	350,066	23,332
Molex, Inc.	160,678	6,490
National Service Industries, Inc.	32,554	785
Power-One, Inc. (a)	60,629	1,062
Rockwell International Corp.	149,807	6,746
Thermo Electron Corp. (a)	143,320	3,778
Thomas & Betts Corp.	51,172	1,058
		48,480
Industrial Conglomerates - 5.5%
General Electric Co.	8,035,144	389,953
Minnesota Mining & Manufacturing Co.	322,344	38,362
Textron, Inc.	115,947	6,148
Tyco International Ltd.	1,425,718	76,091
		510,554
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.8%
Caterpillar, Inc.	279,858	$ 14,049
Cummins, Inc.	35,452	1,468
Danaher Corp.	114,149	6,393
Deere & Co.	196,762	8,081
Dover Corp.	164,622	6,432
Eaton Corp.	55,569	4,090
Illinois Tool Works, Inc.	246,008	15,592
Ingersoll-Rand Co.	130,847	6,150
ITT Industries, Inc.	71,843	3,166
Navistar International Corp. (a)	49,705	1,283
PACCAR, Inc.	61,117	2,965
Pall Corp.	100,231	2,352
Parker-Hannifin Corp.	95,076	4,432
Timken Co.	49,715	850
		77,303
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	322,275	9,475
CSX Corp.	175,594	6,158
Norfolk Southern Corp.	308,514	6,090
Ryder System, Inc.	54,341	1,076
Union Pacific Corp.	200,353	11,398
		34,197
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	141,299	3,815
W.W. Grainger, Inc.	74,836	2,902
		6,717
TOTAL INDUSTRIALS		1,026,367
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 3.4%
ADC Telecommunications, Inc. (a)	623,037	4,679
Andrew Corp. (a)	67,024	1,174
Avaya, Inc. (a)	230,263	3,406
Cabletron Systems, Inc. (a)	150,492	2,360
Cisco Systems, Inc. (a)	5,919,748	100,517
Comverse Technology, Inc. (a)	134,504	9,214
Corning, Inc.	745,003	16,368
JDS Uniphase Corp. (a)	1,059,095	22,654
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Lucent Technologies, Inc.	2,762,092	$ 27,649
Motorola, Inc.	1,772,376	27,560
Nortel Networks Corp.	2,583,773	39,532
QUALCOMM, Inc. (a)	611,880	35,097
Scientific-Atlanta, Inc.	130,032	7,507
Tellabs, Inc. (a)	332,337	11,668
		309,385
Computers & Peripherals - 4.7%
Apple Computer, Inc. (a)	281,624	7,179
Compaq Computer Corp.	1,374,272	24,050
Dell Computer Corp. (a)	2,104,681	55,227
EMC Corp.	1,780,074	70,491
Gateway, Inc. (a)	263,063	4,998
Hewlett-Packard Co.	1,572,247	44,699
International Business Machines Corp.	1,427,055	164,311
Lexmark International, Inc. Class A (a)	103,537	6,360
NCR Corp. (a)	80,525	3,785
Network Appliance, Inc. (a)	261,175	5,942
Palm, Inc. (a)	461,352	3,695
Sun Microsystems, Inc. (a)	2,652,244	45,406
		436,143
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	369,445	14,412
Jabil Circuit, Inc. (a)	155,155	4,506
Millipore Corp.	36,422	2,089
PerkinElmer, Inc.	39,521	2,644
Sanmina Corp. (a)	248,562	7,246
Solectron Corp. (a)	522,846	13,306
Tektronix, Inc. (a)	76,033	1,840
		46,043
Internet Software & Services - 0.1%
BroadVision, Inc. (a)	212,885	1,360
Yahoo!, Inc. (a)	463,650	9,356
		10,716
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	137,689	4,906
Electronic Data Systems Corp.	380,695	24,555
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - continued
Sapient Corp. (a)	97,372	$ 1,310
Unisys Corp. (a)	255,008	3,070
		33,841
Office Electronics - 0.1%
Symbol Technologies, Inc.	178,733	5,630
Xerox Corp.	543,396	4,912
		10,542
Semiconductor Equipment & Products - 4.4%
Adaptec, Inc. (a)	82,709	930
Advanced Micro Devices, Inc. (a)	253,920	7,872
Altera Corp. (a)	321,422	8,129
Analog Devices, Inc. (a)	292,042	13,817
Applied Materials, Inc. (a)	657,746	35,913
Applied Micro Circuits Corp. (a)	241,709	6,289
Axcelis Technologies, Inc.	1	0
Broadcom Corp. Class A (a)	198,034	8,230
Conexant Systems, Inc. (a)	194,942	2,096
Intel Corp.	5,474,106	169,205
KLA-Tencor Corp. (a)	149,493	8,216
Linear Technology Corp.	260,100	12,495
LSI Logic Corp. (a)	258,385	5,289
Maxim Integrated Products, Inc. (a)	262,301	13,338
Micron Technology, Inc. (a)	483,841	21,957
National Semiconductor Corp. (a)	141,955	4,088
Novellus Systems, Inc. (a)	117,956	6,505
QLogic Corp. (a)	74,247	3,184
Teradyne, Inc. (a)	140,053	5,532
Texas Instruments, Inc.	1,410,043	54,569
Vitesse Semiconductor Corp. (a)	153,760	5,212
Xilinx, Inc. (a)	271,620	12,894
		405,760
Software - 5.0%
Adobe Systems, Inc.	195,357	8,775
Autodesk, Inc.	48,002	1,673
BMC Software, Inc. (a)	197,438	4,776
Citrix Systems, Inc. (a)	150,089	4,263
Computer Associates International, Inc.	469,430	15,111
Compuware Corp. (a)	297,293	3,056
Intuit, Inc. (a)	167,759	5,375
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Mercury Interactive Corp. (a)	68,615	$ 4,539
Microsoft Corp. (a)	4,340,194	294,048
Novell, Inc. (a)	266,795	1,275
Oracle Corp. (a)	4,543,290	73,420
Parametric Technology Corp. (a)	218,005	2,485
PeopleSoft, Inc. (a)	231,588	8,578
Siebel Systems, Inc. (a)	349,023	15,908
VERITAS Software Corp. (a)	332,148	19,799
		463,081
TOTAL INFORMATION TECHNOLOGY		1,715,511
MATERIALS - 2.5%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	186,466	8,016
Dow Chemical Co.	729,287	24,395
E.I. du Pont de Nemours and Co.	848,577	38,347
Eastman Chemical Co.	62,681	3,337
Engelhard Corp.	104,170	2,678
FMC Corp. (a)	24,917	1,786
Great Lakes Chemical Corp.	40,999	1,289
Hercules, Inc.	87,875	1,050
International Flavors & Fragrances, Inc.	79,564	1,967
PPG Industries, Inc.	136,991	7,281
Praxair, Inc.	129,149	6,113
Rohm & Haas Co.	178,937	6,150
Sigma Aldrich Corp.	62,937	2,898
		105,307
Construction Materials - 0.1%
Vulcan Materials Co.	82,294	3,804
Containers & Packaging - 0.1%
Ball Corp.	23,505	1,081
Bemis Co., Inc.	40,781	1,534
Pactiv Corp. (a)	138,007	1,929
Sealed Air Corp. (a)	68,196	2,646
Temple-Inland, Inc.	43,904	2,239
		9,429
Metals & Mining - 0.7%
Alcan, Inc.	260,883	11,604
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Alcoa, Inc.	699,819	$ 28,973
Allegheny Technologies, Inc.	65,930	1,203
Barrick Gold Corp.	321,625	5,264
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	120,309	1,704
Homestake Mining Co.	213,221	1,328
Inco Ltd. (a)	144,367	2,640
Newmont Mining Corp.	156,010	2,844
Nucor Corp.	66,433	3,370
Phelps Dodge Corp.	62,715	2,806
Placer Dome, Inc.	265,535	2,756
USX - U.S. Steel Group	70,027	1,289
Worthington Industries, Inc.	68,313	816
		66,597
Paper & Forest Products - 0.5%
Boise Cascade Corp.	46,556	1,629
Georgia-Pacific Group	182,580	5,936
International Paper Co.	389,281	15,252
Louisiana-Pacific Corp.	86,835	1,064
Mead Corp.	83,405	2,352
Potlatch Corp.	23,669	830
Westvaco Corp.	78,446	2,069
Weyerhaeuser Co.	175,198	9,904
Willamette Industries, Inc.	87,045	4,235
		43,271
TOTAL MATERIALS		228,408
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 5.5%
ALLTEL Corp.	256,822	14,025
AT&T Corp.	3,055,963	68,087
BellSouth Corp.	1,521,947	63,861
CenturyTel, Inc.	114,056	3,100
Citizens Communications Co. (a)	212,209	2,440
Global Crossing Ltd. (a)	715,566	8,966
Qwest Communications International, Inc. (a)	1,345,896	55,047
SBC Communications, Inc.	2,752,432	113,538
Sprint Corp. - FON Group	716,775	15,325
Verizon Communications	2,197,130	120,996
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Williams Communications Group, Inc. (a)	58,428	$ 264
WorldCom, Inc. (a)	2,339,406	42,694
		508,343
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	626,430	10,179
Sprint Corp. - PCS Group Series 1 (a)	763,097	19,558
		29,737
TOTAL TELECOMMUNICATION SERVICES		538,080
UTILITIES - 4.1%
Electric Utilities - 2.8%
AES Corp. (a)	434,557	20,715
Allegheny Energy, Inc.	88,937	4,550
Ameren Corp.	103,977	4,364
American Electric Power Co., Inc.	266,916	13,170
Calpine Corp. (a)	234,514	13,365
Cinergy Corp.	119,463	4,143
CMS Energy Corp.	104,808	3,280
Consolidated Edison, Inc.	169,728	6,350
Constellation Energy Corp.	122,847	5,865
Dominion Resources, Inc.	196,934	13,488
DTE Energy Co.	117,444	4,923
Duke Energy Corp.	619,402	28,963
Edison International	266,145	2,622
Entergy Corp.	184,163	7,459
Exelon Corp.	260,452	17,984
FirstEnergy Corp.	172,347	5,222
FPL Group, Inc.	148,739	8,909
GPU, Inc.	110,772	3,690
Mirant Corp.	262,727	10,719
Niagara Mohawk Holdings, Inc. (a)	104,339	1,754
PG&E Corp.	318,878	2,860
Pinnacle West Capital Corp.	71,292	3,578
PPL Corp.	110,149	6,058
Progress Energy, Inc.	222,201	9,830
Progress Energy, Inc. warrants 12/31/07 (a)	84,000	38
Public Service Enterprise Group, Inc.	183,014	8,499
Reliant Energy, Inc.	230,857	11,439
Southern Co.	530,945	12,419
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
TXU Corp.	231,789	$ 10,189
Xcel Energy, Inc.	263,027	8,206
		254,651
Gas Utilities - 0.5%
El Paso Corp.	404,452	27,826
KeySpan Corp.	109,992	4,367
Kinder Morgan, Inc.	93,314	5,478
NICOR, Inc.	37,866	1,484
NiSource, Inc.	177,718	5,291
ONEOK, Inc.	24,349	1,052
Peoples Energy Corp.	29,488	1,172
Sempra Energy	150,975	4,177
		50,847
Multi-Utilities - 0.8%
Dynegy, Inc. Class A	254,964	14,750
Enron Corp.	606,501	38,040
Williams Companies, Inc.	391,901	16,526
		69,316
TOTAL UTILITIES		374,814
TOTAL COMMON STOCKS (Cost $6,932,050)		9,111,756
U.S. Treasury Obligations - 1.4%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 3.51% to 5.01% 5/3/01 to 8/16/01 (c) (Cost $125,200)	$ 125,861	125,208
Cash Equivalents - 7.9%
	Shares	Value (Note 1) (000s)
Bankers Trust Institutional Daily Assets Fund, 4.93% (b) (Cost $733,364)	733,364,285	$ 733,364
TOTAL INVESTMENT PORTFOLIO - 108.0% (Cost $7,790,614)		9,970,328
NET OTHER ASSETS - (8.0)%		(738,188)
NET ASSETS - 100%		$ 9,232,140
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
355 S&P 500 Stock Index Contracts	June 2001	$ 111,319	$ 7,983

The face value of futures purchased as a percentage of net assets - 1.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized daily rate of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,112,000.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $7,811,312,000. Net unrealized appreciation aggregated $2,159,016,000, of which $3,117,040,000 related to appreciated investment securities and $958,024,000 related to depreciated investment securities.

At April 30, 2001, the fund had a capital loss carryforward of approximately $56,191,000 all of which will expire on April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2001
Assets
Investment in securities, at value (including securities loaned of $715,248) (cost $7,790,614) - See accompanying schedule		$ 9,970,328
Cash		1,592
Receivable for investments sold		1,174
Receivable for fund shares sold		18,285
Dividends receivable		6,224
Redemption fees receivable		1
Other receivables		12
Total assets		9,997,616
Liabilities
Payable for investments purchased	$ 24,369
Payable for fund shares redeemed	5,893
Accrued management fee	338
Payable for daily variation on futures contracts	355
Other payables and accrued expenses	1,157
Collateral on securities loaned, at value	733,364
Total liabilities		765,476
Net Assets		$ 9,232,140
Net Assets consist of:
Paid in capital		$ 7,139,966
Undistributed net investment income		29,971
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,494)
Net unrealized appreciation (depreciation) on investments		2,187,697
Net Assets, for 107,154 shares outstanding		$ 9,232,140
Net Asset Value, offering price and redemption price per share ($9,232,140 ÷ 107,154 shares)		$86.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2001
Investment Income Dividends		$ 112,525
Interest		5,148
Security lending		988
Total income		118,661
Expenses
Management fee	$ 23,484
Transfer agent fees	12,116
Accounting and security lending fees	858
Non-interested trustees' compensation	34
Registration fees	254
Audit	88
Legal	40
Miscellaneous	31
Total expenses before reductions	36,905
Expense reductions	(18,398)	18,507
Net investment income		100,154
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(48,059)
Foreign currency transactions	4
Futures contracts	(14,294)	(62,349)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,401,475)
Futures contracts	989	(1,400,486)
Net gain (loss)		(1,462,835)
Net increase (decrease) in net assets resulting from operations		$ (1,362,681)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2001	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 100,154	$ 106,574
Net realized gain (loss)	(62,349)	(320)
Change in net unrealized appreciation (depreciation)	(1,400,486)	803,487
Net increase (decrease) in net assets resulting from operations	(1,362,681)	909,741
Distributions to shareholders From net investment income	(100,264)	(117,819)
From net realized gain	-	(8,624)
In excess of net realized gain	-	(60,385)
Total distributions	(100,264)	(186,828)
Share transactions Net proceeds from sales of shares	2,136,896	3,360,364
Reinvestment of distributions	93,238	175,991
Cost of shares redeemed	(1,605,080)	(2,859,543)
Net increase (decrease) in net assets resulting from share transactions	625,054	676,812
Redemption fees	765	1,132
Total increase (decrease) in net assets	(837,126)	1,400,857
Net Assets
Beginning of period	10,069,266	8,668,409
End of period (including undistributed net investment income of $29,971 and $35,283, respectively)	$ 9,232,140	$ 10,069,266
Other Information Shares
Sold	23,073	35,297
Issued in reinvestment of distributions	969	1,844
Redeemed	(17,523)	(29,870)
Net increase (decrease)	6,519	7,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 100.06	$ 92.85	$ 78.74	$ 57.82	$ 48.22
Income from Investment Operations
Net investment income	.96 B	1.07 B	1.05 B	1.11 B	.95 B
Net realized and unrealized gain (loss)	(13.90)	8.02	15.52	21.92	10.58
Total from investment operations	(12.94)	9.09	16.57	23.03	11.53
Less Distributions
From net investment income	(.97)	(1.19)	(.79)	(.75)	(.90)
From net realized gain	-	(.09)	(1.68)	(1.38)	(1.05)
In excess of net realized gain	-	(.61)	-	-	-
Total distributions	(.97)	(1.89)	(2.47)	(2.13)	(1.95)
Redemption fees added to paid in capital	.01	.01	.01	.02	.02
Net asset value, end of period	$ 86.16	$ 100.06	$ 92.85	$ 78.74	$ 57.82
Total Return A	(13.02)%	9.91%	21.68%	40.74%	24.58%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 9,232	$ 10,069	$ 8,668	$ 5,437	$ 2,300
Ratio of expenses to average net assets	.19% C	.19% C	.19% C	.19% C	.44% C
Ratio of net investment income to average net assets	1.02%	1.12%	1.30%	1.61%	1.82%
Portfolio turnover rate	5%	8%	4%	6%	6%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2001

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, capital loss carryforwards, litigation proceeds, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,135,959,000 and $456,936,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,325,605,000 and $1,390,781,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. The fund's investment adviser, Fidelity Management & Research Company (FMR) receives a basic fee that is computed daily at an annual rate of .24% of the fund's average net assets.

Sub-Adviser and Security Lending Fees. FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR and the fund have also entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee from FMR for providing investment management and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets. Effective May 1, 2001, Deutsche Asset Management, Inc. (DAMI) began serving as sub-advisor of the fund. Bankers Trust (BT) and DAMI are both wholly owned indirect subsidiaries of Deutsche Bank AG. All personnel currently employed by BT in managing the fund will be employed by DAMI in substantially the same capacity.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 75% (70% prior to January 1, 2001) of net income from the securities lending program. Bankers Trust retains no more

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser and Security Lending Fees - continued

than 25% (30% prior to January 1, 2001) of net income under this agreement. For the period, Bankers Trust retained $366,000.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Bankers Trust. The commissions paid to these affiliated firms were $48,000 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) above an annual rate of .19% of average net assets. For the period, the reimbursement reduced expenses by $18,305,000.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $49,000 and $44,000 respectively, under these arrangements.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Spartan 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Spartan 500 Index Fund, (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan 500 Index Fund as of April 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 8, 2001

Annual Report

Distributions

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Bankers Trust Company

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Bankers Trust Company

New York, New York

Fidelity's Index Funds

Four-In-One Index Fund

Spartan® Extended Market Index Fund

Spartan International Index Fund

Spartan 500 Index Fund

Spartan Total Market Index Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SMI-ANN-0601 134513
1.703008.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Small Cap Retirement

Fund

Annual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended April 30, 2001	Life of fund
Fidelity® Small Cap Retirement	14.10%
Russell 2000®	-3.99%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on September 26, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Small Cap Retirement Fund on September 26, 2000, when the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $11,410 - a 14.10% increase on the initial investment. For comparison, look at how the Russell 2000 Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,601 - a 3.99% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

U.S. stock market performance was largely dictated by the direction of technology and other new economy stocks during the 12-month period that ended April 30, 2001. As early as May and June of 2000, investors began to see signs that the new economy stocks that had driven the market to new heights were finally coming back to earth. Rising interest rates and a slew of negative earnings disappointments contributed to the reality check, and by the end of the fourth quarter, fundamentals in the technology sector had grown materially worse. The NASDAQ Composite® Index - a common measure of tech stock performance - fell 45.07% during the period. And the weakness wasn't confined to the technology sector. The Standard & Poor's 500SM Index - an index of 500 larger companies - tumbled 12.97% during the period, while the Russell 2000® Index - which tracks small-company per-formance - declined 2.86%. Instead, gun-shy investors tended to favor stable-growth and value stocks over riskier alternatives - the Russell 3000® Value Index was up 7.56% during the period. Against this volatile backdrop, the Federal Reserve Board did an about-face regarding its interest-rate policy, trimming two full percentage points off short-term rates during the period. The effect, however, was minimal, as record job losses in March and April of 2001 - combined with soaring gasoline and electricity prices - made consumer confidence tenuous at best.

(Portfolio Manager photograph)
An interview with Jamie Harmon, Portfolio Manager of Fidelity Small Cap Retirement Fund

Q. How did the fund perform, Jamie?

A. The fund did very well. From its inception on September 26, 2000, through April 30, 2001, the fund returned 14.10%. By comparison, the Russell 2000 Index fell 3.99% during the same time frame. Going forward, we'll look at the fund's performance at six- and 12-month intervals and compare it to its Lipper peer group.

Q. Why did the fund outperform the index during the period?

A. Strong stock picking in health care and technology stocks helped the fund's performance. Although technology stocks performed poorly in general, I found some excellent opportunities, particularly in computer services, which is a relatively stable area compared to semiconductors and Internet companies. Computer services firms tend to have long-term contracts, recurring revenues and no inventory. Also, the fund was overweighted in health care stocks, which were among the strongest performers in the market as investors recognized that these companies could grow through an economic slowdown. My picks in energy stocks also contributed to the fund's strong outperformance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy during the period?

A. I continued to follow my investment approach, which I describe as an "aggressive value" philosophy. This fund has a value focus in that I look for companies trading for less than their intrinsic value - that is, the value of a business to you and me if we owned it. It's also aggressive in that my definition of value is broader than that of most value managers. The fund includes industries that historically haven't been defined as value industries, such as health care and technology. Also, I pursued a strategy of sector rotation, buying, then selling stocks in various sectors as they moved in and out of favor during the period.

Q. Which stocks helped the fund's performance during the period?

A. One big winner was Strayer Education, a provider of post-secondary education in the Mid-Atlantic region. Strayer benefited from a terrific new management team that brought a fresh strategic vision to this once-sleepy company. Christopher & Banks was another strong performer as its fashion line caught on with "baby boomer" women, and the market grew interested in the rollout of the company's plus-size store chain. Caremark, a pharmacy benefits manager, benefited from growth in demand for pharmaceutical products and its ability to reduce the cost of drugs through its bulk purchasing power.

Q. Which stocks detracted from performance?

A. Although stock selection in technology was strong overall, there were some individual companies that performed poorly. Netegrity, which makes Internet infrastructure software, saw its stock price fall with only a hint of a slowdown in business. Finisar, a producer of optical components for advanced storage systems, was hurt as demand slowed for its products. Human resources benefits consultant Watson Wyatt & Co.'s stock price dropped as investors worried about the possible effects on its business resulting from the troubles in high-tech industries.

Q. Where have you seen good opportunities recently?

A. I continue to be excited about health care because it is typically a non-economically sensitive growth industry that could provide protection on the downside as well as upside growth potential. If the economy should slow to a recession, people might buy a cheaper car or computer, but they will still need the same pharmaceutical products and hospitals. There also are some attractive companies in business services, which have long-term contracts to provide key services to their customers at reasonable prices.

Q. What's your outlook, Jamie?

A. I'm optimistic about small-cap stocks, which are beginning to be recognized once again after being neglected for many years. Relative to the Standard & Poor's 500SM Index, small-caps are trading near record-low price-to-earnings multiples on a 20-year basis, despite the fact that they have better growth prospects than large-cap stocks. Historically, small-cap stocks have tended to move in seven-year cycles of out- and underperformance, and we're about two years into their cycle of outperformance. Right now, I see some great opportunities in the universe of small-cap stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Fund number: 384

Trading symbol: FSCRX

Start date: September 26, 2000

Size: as of April 30, 2001, more than $5 million

Manager: Jamie Harmon, since inception; manager, Fidelity Small Cap Selector, since April 2001; Fidelity Select Biotechnology Portfolio, 1997- 1998; joined Fidelity in 1995

3

Jamie Harmon on the difference his investment philosophy makes in a retirement-oriented fund:

"This fund makes sense as a retirement vehicle because it's focused on long-term capital appreciation. While I pay attention to the macro environment, I generally try to run the fund on a bottom-up basis. The primary difference between this and other funds designed for retirement investors is its more aggressive stance. There are many terrific opportunities in the large and varied universe of small-cap stocks, and my ´aggressive value' philosophy helps me find a number of hidden gems in this area of the market. For example, most value funds would limit their holdings in technology stocks, but I'm very pleased that since its inception the fund has been able to outperform its benchmark, the Russell 2000 Index, while owning about as much technology - which generally performed poorly. No philosophy will work in all markets, however. Although I cannot promise that this fund will continue to outperform consistently at its current rate, I am bullish about its long-term prospects and I encourage shareholders to maintain their long-term perspective as well."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
AmeriPath, Inc.	2.4	0.4
Caremark Rx, Inc.	2.0	0.5
Universal Compression Holdings, Inc.	1.8	0.0
National-Oilwell, Inc.	1.8	0.0
FTI Consulting, Inc.	1.7	0.0
Restoration Hardware, Inc.	1.7	0.0
Spinnaker Exploration Co.	1.7	0.0
HEALTHSOUTH Corp.	1.6	0.1
Manor Care, Inc.	1.6	0.9
Sybron Dental Specialties, Inc.	1.6	0.0
	17.9
Top Five Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	28.5	20.8
Energy	20.2	0.5
Information Technology	17.3	17.9
Industrials	17.0	12.0
Consumer Discretionary	5.8	26.8
Asset Allocation (% of fund's net assets)
As of April 30, 2001 *		As of October 31, 2000 **
	Stocks 97.0%		Stocks 91.4%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 8.6%
* Foreign investments	0.5%	** Foreign investments	1.9%

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments April 30, 2001

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 5.8%
Auto Components - 0.1%
Keystone Automotive Industries, Inc. (a)	500	$ 4,125
Hotels Restaurants & Leisure - 2.1%
AFC Enterprises, Inc.	890	21,138
Applebee's International, Inc.	100	4,190
CEC Entertainment, Inc. (a)	250	12,813
Cedar Fair LP (depository unit)	1,600	34,064
Hollywood Casino Corp. Class A (a)	730	7,986
Ruby Tuesday, Inc.	2,040	38,862
Ryan's Family Steak Houses, Inc. (a)	200	2,396
		121,449
Household Durables - 0.2%
Tripath Technology, Inc.	1,650	12,705
Internet & Catalog Retail - 0.1%
1-800-FLOWERS.COM, Inc. Class A (a)	30	241
Ticketmaster Online CitySearch, Inc. Class B (a)	300	4,197
		4,438
Leisure Equipment & Products - 0.2%
Direct Focus, Inc. (a)	200	6,816
Midway Games, Inc. (a)	100	990
WMS Industries, Inc. (a)	200	4,174
		11,980
Media - 0.2%
Pegasus Communications Corp. (a)	320	7,619
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	340	4,080
World Wrestling Federation Entertainment, Inc. Class A (a)	100	1,363
		13,062
Specialty Retail - 2.8%
CDW Computer Centers, Inc. (a)	400	16,168
Chico's FAS, Inc. (a)	20	892
Christopher & Banks Corp. (a)	600	23,730
Restoration Hardware, Inc. (a)	18,640	98,792
Ultimate Electronics, Inc. (a)	400	9,960
Wilsons Leather Experts, Inc. (a)	500	11,065
		160,607
Textiles & Apparel - 0.1%
Maxwell Shoe, Inc. Class A (a)	170	2,567
TOTAL CONSUMER DISCRETIONARY		330,933
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.0%
Food & Drug Retailing - 1.9%
Longs Drug Stores Corp.	800	$ 23,720
Wild Oats Markets, Inc. (a)	10,360	82,466
		106,186
Food Products - 0.7%
Delta & Pine Land Co.	240	5,736
Suiza Foods Corp. (a)	700	32,445
Tootsie Roll Industries, Inc.	15	725
		38,906
Personal Products - 0.4%
Elizabeth Arden, Inc. (a)	1,410	25,803
TOTAL CONSUMER STAPLES		170,895
ENERGY - 20.2%
Energy Equipment & Services - 14.7%
BJ Services Co. (a)	100	8,225
Chiles Offshore, Inc.	100	2,470
Horizon Offshore, Inc. (a)	2,490	60,383
Key Energy Services, Inc. (a)	2,000	26,340
Marine Drilling Companies, Inc. (a)	2,680	80,320
Maverick Tube Corp. (a)	900	21,960
National-Oilwell, Inc. (a)	2,530	100,062
Oceaneering International, Inc. (a)	1,090	25,942
Offshore Logistics, Inc. (a)	2,445	64,793
OSCA, Inc. Class A	1,080	28,620
Patterson Energy, Inc. (a)	2,050	70,664
Petroleum Helicopters, Inc. (a)	600	12,000
RPC, Inc.	420	6,300
TETRA Technologies, Inc. (a)	3,240	88,938
Unit Corp. (a)	840	17,018
Universal Compression Holdings, Inc.	2,880	103,680
UTI Energy Corp. (a)	2,410	82,904
W-H Energy Services, Inc.	1,420	41,762
		842,381
Oil & Gas - 5.5%
3Tec Energy Corp. (a)	1,560	27,284
Carrizo Oil & Gas, Inc. (a)	360	2,527
EEX Corp. (a)	100	415
Evergreen Resources, Inc. (a)	190	8,085
Frontier Oil Corp. (a)	2,100	25,410
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Key Production Co., Inc. (a)	600	$ 13,470
Prima Energy Corp. (a)	570	18,069
Quicksilver Resources, Inc. (a)	420	6,640
Remington Oil & Gas Corp. (a)	320	4,854
Spinnaker Exploration Co. (a)	2,090	95,095
Swift Energy Co. (a)	125	3,983
Ultramar Diamond Shamrock Corp.	1,100	49,621
Valero Energy Corp.	1,200	57,792
		313,245
TOTAL ENERGY		1,155,626
FINANCIALS - 3.2%
Diversified Financials - 0.2%
Gabelli Asset Management, Inc. Class A (a)	305	12,044
Insurance - 2.7%
American Physicians Capital, Inc.	400	7,600
Berkshire Hathaway, Inc. Class B (a)	24	54,600
Conseco, Inc.	200	3,806
Markel Corp. (a)	210	41,213
Philadelphia Consolidated Holding Corp. (a)	1,495	41,621
Wesco Financial Corp.	10	2,981
		151,821
Real Estate - 0.3%
Meditrust Corp. unit (a)	3,500	16,450
Ventas, Inc.	100	883
		17,333
TOTAL FINANCIALS		181,198
HEALTH CARE - 28.5%
Biotechnology - 0.2%
Embrex, Inc. (a)	150	2,100
Interneuron Pharmaceuticals, Inc. (a)	1,710	7,490
		9,590
Health Care Equipment & Supplies - 4.6%
1-800 CONTACTS, Inc. (a)	100	2,130
Biomet, Inc.	400	17,092
Curon Medical, Inc.	1,100	3,267
Datascope Corp.	820	31,062
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
ICU Medical, Inc. (a)	25	$ 961
Invacare Corp.	750	26,475
Respironics, Inc. (a)	1,030	32,692
Sybron Dental Specialties, Inc. (a)	4,450	89,000
Vital Signs, Inc.	1,100	43,791
Young Innovations, Inc. (a)	730	14,637
		261,107
Health Care Providers & Services - 20.2%
AdvancePCS (a)	30	1,728
America Service Group, Inc. (a)	390	10,082
AmeriPath, Inc. (a)	5,590	139,516
AmeriSource Health Corp. Class A (a)	1,330	71,820
Amsurg Corp. Class A (a)	2,575	48,539
Andrx Group (a)	20	1,180
Apria Healthcare Group, Inc. (a)	500	12,985
Boron LePore & Associates, Inc. (a)	1,100	12,221
Caremark Rx, Inc. (a)	7,340	116,339
Corvel Corp. (a)	1,790	65,228
Curative Health Services, Inc. (a)	4,060	27,405
DaVita, Inc. (a)	300	5,280
First Health Group Corp. (a)	535	27,820
First Horizon Pharmaceutical Corp.	30	691
HEALTHSOUTH Corp. (a)	6,565	92,238
Henry Schein, Inc. (a)	1,360	52,251
Lincare Holdings, Inc. (a)	1,200	59,844
Manor Care, Inc. (a)	3,950	91,640
National Healthcare Corp. (a)	4,240	43,884
Patterson Dental Co. (a)	105	3,209
RehabCare Group, Inc. (a)	900	33,795
Renal Care Group, Inc. (a)	1,990	56,874
Rightchoice Managed Care, Inc. (a)	330	13,398
Syncor International Corp. (a)	1,280	45,133
Trigon Healthcare, Inc. (a)	1,070	64,425
U.S. Physical Therapy, Inc. (a)	3,000	54,750
		1,152,275
Pharmaceuticals - 3.5%
Alpharma, Inc. Class A	1,980	44,788
Barr Laboratories, Inc. (a)	730	42,304
CIMA Labs, Inc. (a)	1,410	79,016
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
KV Pharmaceutical Co. Class A (a)	1,350	$ 29,349
Medicis Pharmaceutical Corp. Class A (a)	130	6,461
		201,918
TOTAL HEALTH CARE		1,624,890
INDUSTRIALS - 17.0%
Aerospace & Defense - 2.6%
Alliant Techsystems, Inc. (a)	360	33,912
Engineered Support Systems, Inc.	3,300	87,483
Mercury Computer Systems, Inc. (a)	500	25,390
		146,785
Air Freight & Couriers - 0.5%
Expeditors International of Washington, Inc.	540	27,016
UTI Worldwide, Inc.	240	3,982
		30,998
Building Products - 0.2%
Insituform Technologies, Inc. Class A (a)	270	9,312
Commercial Services & Supplies - 13.5%
ABM Industries, Inc.	750	23,190
Ambassadors International, Inc.	1,510	30,427
Career Education Corp. (a)	165	8,308
Chemed Corp.	885	30,356
ChoicePoint, Inc. (a)	1,900	70,490
Cintas Corp.	660	28,915
Corinthian Colleges, Inc. (a)	1,900	77,900
Covanta Energy Corp. (a)	2,970	54,945
Ecolab, Inc.	200	7,566
eFunds Corp.	3,880	75,660
FTI Consulting, Inc. (a)	6,400	98,880
Kroll-O'Gara Co. (a)	2,650	18,285
Landauer, Inc.	100	2,565
MedQuist, Inc. (a)	100	2,697
National Data Corp.	930	26,645
National Processing, Inc. (a)	1,570	36,675
Navigant Consulting, Inc. (a)	2,120	13,038
Right Management Consultants, Inc. (a)	600	10,746
Strayer Education, Inc.	1,090	45,453
The BISYS Group, Inc. (a)	850	40,970
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Unifirst Corp.	3,710	$ 58,989
Watson Wyatt & Co. Holdings	350	6,563
		769,263
Machinery - 0.2%
CTB International Corp. (a)	500	4,670
Quixote Corp.	350	8,740
		13,410
TOTAL INDUSTRIALS		969,768
INFORMATION TECHNOLOGY - 17.3%
Communications Equipment - 1.3%
Black Box Corp. (a)	500	29,095
Netro Corp. (a)	3,300	15,147
NetSolve, Inc. (a)	100	674
PC-Tel, Inc. (a)	300	2,856
Plantronics, Inc. (a)	1,400	27,384
ViaSat, Inc. (a)	100	1,753
		76,909
Computers & Peripherals - 0.6%
InFocus Corp. (a)	500	9,755
O2Micro International Ltd.	2,710	24,498
		34,253
Electronic Equipment & Instruments - 0.1%
BEI Technologies, Inc.	340	8,500
Internet Software & Services - 2.9%
Be Free, Inc. (a)	3,770	5,580
Braun Consulting, Inc. (a)	800	4,480
Digitas, Inc. (a)	100	445
FairMarket, Inc. (a)	3,450	4,313
FTD.com, Inc. Class A (a)	8,420	48,499
Homestore.com, Inc. (a)	120	3,834
Hotel Reservations Network, Inc. (a)	400	12,500
Interwoven, Inc. (a)	400	5,856
Netegrity, Inc. (a)	1,030	41,190
New Frontier Media, Inc. (a)	200	686
OTG Software, Inc. (a)	600	3,444
Viant Corp. (a)	12,520	32,427
		163,254
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 3.8%
Affiliated Computer Services, Inc. Class A (a)	710	$ 51,120
CACI International, Inc. Class A (a)	1,260	42,160
Carreker Corp. (a)	1,535	37,546
Computer Sciences Corp. (a)	400	14,252
Forrester Research, Inc. (a)	600	13,866
Inforte Corp. (a)	1,100	11,165
Meta Group, Inc. (a)	6,900	15,525
New Horizons Worldwide, Inc. (a)	170	2,491
Scient Corp. (a)	18,750	27,938
		216,063
Semiconductor Equipment & Products - 5.0%
Cabot Microelectronics Corp.	275	17,606
ChipPac, Inc.	100	630
Cirrus Logic, Inc. (a)	1,700	27,642
Integrated Circuit Systems, Inc.	1,300	21,801
International Rectifier Corp. (a)	600	33,300
LTX Corp. (a)	560	15,075
Microchip Technology, Inc. (a)	900	26,037
Oak Technology, Inc. (a)	2,780	30,969
Omnivision Technologies, Inc.	2,400	11,280
Photon Dynamics, Inc. (a)	340	10,540
PRI Automation, Inc. (a)	200	3,822
QuickLogic Corp. (a)	4,790	28,740
Silicon Laboratories, Inc. (a)	220	4,264
Virage Logic Corp.	900	10,710
Xicor, Inc. (a)	8,330	41,567
		283,983
Software - 3.6%
Acclaim Entertainment, Inc. (a)	300	438
Actuate Corp. (a)	800	10,008
Avant! Corp. (a)	1,100	21,439
Documentum, Inc. (a)	500	7,485
Genomica Corp.	100	411
Infogrames, Inc. (a)	100	599
Informatica Corp. (a)	500	12,625
Interplay Entertainment Corp. (a)	300	570
J.D. Edwards & Co. (a)	6,900	54,510
MICROS Systems, Inc. (a)	3,046	65,245
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Numerical Technologies, Inc.	500	$ 8,550
The 3DO Co. (a)	10,760	23,780
		205,660
TOTAL INFORMATION TECHNOLOGY		988,622
MATERIALS - 0.5%
Chemicals - 0.1%
Terra Industries, Inc. (a)	1,200	4,560
Metals & Mining - 0.4%
Century Aluminum Co.	950	21,138
TOTAL MATERIALS		25,698
UTILITIES - 1.5%
Electric Utilities - 1.5%
Mirant Corp.	1,000	40,800
NRG Energy, Inc.	1,285	45,939
		86,739
TOTAL COMMON STOCKS (Cost $4,970,181)		5,534,369
Cash Equivalents - 7.7%

Fidelity Cash Central Fund, 4.70% (b) (Cost $442,056)	442,056	442,056
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $5,412,237)		5,976,425
NET OTHER ASSETS - (4.7)%		(267,981)
NET ASSETS - 100%		$ 5,708,444
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $5,575,789. Net unrealized appreciation aggregated $400,636, of which $547,403 related to appreciated investment securities and $146,767 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001
Assets
Investment in securities, at value (cost $5,412,237) - See accompanying schedule		$ 5,976,425
Receivable for investments sold		765,162
Receivable for fund shares sold		91,315
Dividends receivable		251
Interest receivable		1,105
Prepaid expenses		11,562
Receivable from investment adviser for expense reductions		19,585
Total assets		6,865,405
Liabilities
Payable to custodian bank	$ 49,864
Payable for investments purchased	1,048,528
Payable for fund shares redeemed	25,000
Other payables and accrued expenses	33,569
Total liabilities		1,156,961
Net Assets		$ 5,708,444
Net Assets consist of:
Paid in capital		$ 5,275,383
Accumulated undistributed net realized gain (loss)		(131,127)
Net unrealized appreciation (depreciation) on investments		564,188
Net Assets, for 500,225 shares outstanding		$ 5,708,444
Net Asset Value, offering price and redemption price per share ($5,708,444 ÷ 500,225 shares)		$11.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	September 26, 2000 (commencement of operations) to April 30, 2001
Investment Income Dividends		$ 2,466
Interest		9,964
Total income		12,430
Expenses
Management fee	$ 11,824
Transfer agent fees	4,473
Accounting fees and expenses	35,750
Non-interested trustees' compensation	4
Custodian fees and expenses	23,012
Registration fees	26,758
Audit	18,042
Legal	3
Miscellaneous	16
Total expenses before reductions	119,882
Expense reductions	(105,127)	14,755
Net investment income (loss)		(2,325)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(128,803)
Change in net unrealized appreciation (depreciation) on investment securities		564,188
Net gain (loss)		435,385
Net increase (decrease) in net assets resulting from operations		$ 433,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

September 26, 2000 (commencement of operations) to April 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,325)
Net realized gain (loss)	(128,803)
Change in net unrealized appreciation (depreciation)	564,188
Net increase (decrease) in net assets resulting from operations	433,060
Share transactions Net proceeds from sales of shares	5,666,993
Cost of shares redeemed	(395,771)
Net increase (decrease) in net assets resulting from share transactions	5,271,222
Redemption fees	4,162
Total increase (decrease) in net assets	5,708,444
Net Assets
Beginning of period	-
End of period	$ 5,708,444
Other Information Shares
Sold	537,891
Redeemed	(37,666)
Net increase (decrease)	500,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended April 30,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	1.40
Total from investment operations	1.39
Redemption fees added to paid in capital	.02
Net asset value, end of period	$ 11.41
Total Return B, C	14.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,708
Ratio of expenses to average net assets	1.05% A, F
Ratio of expenses to average net assets after expense reductions	.93% A, G
Ratio of net investment income (loss) to average net assets	(.15)% A
Portfolio turnover rate	820% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 26, 2000 (commencement of operations) to April 30, 2001.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2001

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of the fund for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $18,181,863 and $13,082,881, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment will not take effect until September 1, 2001. For the period, the management fee was equivalent to an annualized rate of .74% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .28% of average net assets.

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $954 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above an annual rate of 1.05% of average net assets. For the period, the reimbursement reduced the expenses by $103,183.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,862 under this arrangement.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $82 under this arrangement.

7. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 20% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Retirement Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Retirement Fund, (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2001, and the related statements of operations, changes in net assets, and financial highlights for the period September 26, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Retirement Fund as of April 30, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 26, 2000 (commencement of operations) to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 8, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Retirement Fund voted to pay on June 11, 2001, to shareholders of record at the opening of business on June 8, 2001, a distribution of $.06 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

SMR-ANN-0601 135436
1.757239.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com